TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-1

Report of Independent Registered Public Accounting Firm

To the Board of Directors of TIAA-CREF Life Insurance Company and the Contract Owners of TIAA-CREF Life Separate Account VLI-2

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 indicated in the table below as of December 31, 2022, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

TIAA-CREF Life Balanced(1)	M International Equity Fund(1)

TIAA-CREF Life Core Bond(1)	M Large Cap Growth Fund(1)

TIAA-CREF Life Growth Equity(1)	M Large Cap Value Fund(1)

TIAA-CREF Life Growth & Income(1)	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio – I Class(1)

TIAA-CREF Life International Equity(1)	PIMCO VIT Emerging Markets Bond Portfolio – Institutional Class (1)

TIAA-CREF Life Large-Cap Value(1)	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) – Institutional Class(1)

TIAA-CREF Life Money Market(1)	PIMCO VIT Real Return Portfolio – Institutional Class(1)

TIAA-CREF Life Real Estate Securities(1)	PIMCO VIT Total Return Portfolio – Institutional Class(1)

TIAA-CREF Life Small-Cap Equity(1)	PVC Equity Income Account – Class 1(1)

TIAA-CREF Life Social Choice Equity(1)	PVC MidCap Account – Class 1(1)

TIAA-CREF Life Stock Index(1)	PSF Natural Resources Portfolio – Class II(1)

Delaware VIP Small Cap Value Series – Standard Class(1)	T. Rowe Price Health Sciences Portfolio I(1)

DFA VA Equity Allocation Portfolio(1)	T. Rowe Price Limited-Term Bond Portfolio(1)

DFA VA Global Bond Portfolio(1)	Templeton Developing Markets VIP Fund – Class 1(1)

DFA VA Global Moderate Allocation Portfolio(1)	Vanguard VIF Capital Growth Portfolio(1)

DFA VA International Small Portfolio(1)	Vanguard VIF Equity Index Portfolio(1)

DFA VA International Value Portfolio(1)	Vanguard VIF High Yield Bond Portfolio(1)

DFA VA Short-Term Fixed Portfolio(1)	Vanguard VIF Mid-Cap Index Portfolio(1)

DFA VA US Large Value Portfolio(1)	Vanguard VIF Real Estate Index Portfolio(1)

DFA VA US Targeted Value Portfolio(1)	Vanguard VIF Small Company Growth Portfolio(1)

DFA VIT Inflation Protected Securities Portfolio(1)	Vanguard VIF Total Bond Market Index Portfolio(1)

John Hancock Emerging Markets Value Trust(1)	Voya Russell Large Cap Growth Index Portfolio – Class I(1)

LVIP Delaware Diversified Income Fund – Standard Class(2)	VY CBRE Global Real Estate Portfolio – Class 1 (formerly Clarion Global Real Estate Portfolio – Class I)(1)

M Capital Appreciation Fund(1)

(1)	Statement of operations for the year ended December 31, 2022, and statement of changes in net assets for the years ended December 31, 2022 and December 31, 2021.
(2)

Statement of operations for the year ended December 31, 2022, and statement of changes in net assets for the year ended December 31, 2022 and the period April 30, 2021, (commencement of operations) through December 31, 2021.

Basis for Opinions

These financial statements are the responsibility of the TIAA-CREF Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022, by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina

April 27, 2023

We have served as the auditor of one or more of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 since 2012.

B-2	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

Statements of assets and liabilities TIAA-CREF Separate Account VLI-2 ∎ December 31, 2022

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Core Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

ASSETS

Investments, at value	$1,619,968	$2,777,582	$5,507,131	$2,574,308	$5,420,360

Total assets	$1,619,968	$2,777,582	$5,507,131	$2,574,308	$5,420,360

NET ASSETS—Accumulation fund	$1,619,968	$2,777,582	$5,507,131	$2,574,308	$5,420,360

Investments, at cost	$1,820,616	$3,223,870	$8,555,604	$2,593,579	$5,626,125

Shares held in corresponding Funds	147,136	312,439	449,562	146,852	668,355

UNIT VALUE	$37.82	$29.95	$84.35	$75.07	$42.85

Statements of operations

TIAA-CREF Separate Account VLI-2  ∎  For the period or year ended December 31, 2022

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Core Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

INVESTMENT INCOME

Dividends	$44,652	$63,191	$—	$25,894	$169,173

Net investment income (loss)	44,652	63,191	—	25,894	169,173

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	1,753	(8,862)	(15,704)	189,849	5,470

Capital gain distributions	74,961	18,371	687,667	385,914	—

Net realized gain (loss)	76,714	9,509	671,963	575,763	5,470

Net change in unrealized appreciation (depreciation) on investments	(448,751)	(465,964)	(3,338,238)	(1,477,951)	(1,267,475)

Net realized and unrealized gain (loss) on investments	(372,037)	(456,455)	(2,666,275)	(902,188)	(1,262,005)

Net increase (decrease) in net assets from operations	$(327,385)	$(393,264)	$(2,666,275)	$(876,294)	$(1,092,832)

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-3

Statements of assets and liabilities TIAA-CREF Separate Account VLI-2 ∎ December 31, 2022

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

ASSETS

Investments, at value	$1,222,794	$13,974,950	$511,277	$2,179,549	$625,295

Total assets	$1,222,794	$13,974,950	$511,277	$2,179,549	$625,295

NET ASSETS—Accumulation fund	$1,222,794	$13,974,950	$511,277	$2,179,549	$625,295

Investments, at cost	$1,096,769	$13,974,950	$591,775	$2,817,778	$634,280

Shares held in corresponding Funds	73,662	13,974,950	40,772	183,309	39,130

UNIT VALUE	$66.16	$26.73	$52.28	$68.13	$79.05

Statements of operations

TIAA-CREF Separate Account VLI-2  ∎  For the period or year ended December 31, 2022

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

INVESTMENT INCOME

Dividends	$16,090	$195,387	$8,780	$9,967	$8,169

Net investment income (loss)	16,090	195,387	8,780	9,967	8,169

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	15,935	—	8,144	(42,599)	4,857

Capital gain distributions	50,885	—	49,803	345,368	76,456

Net realized gain (loss)	66,820	—	57,947	302,769	81,313

Net change in unrealized appreciation (depreciation) on investments	(178,860)	—	(266,229)	(701,346)	(215,931)

Net realized and unrealized gain (loss) on investments	(112,040)	—	(208,282)	(398,577)	(134,618)

Net increase (decrease) in net assets from operations	$(95,950)	$195,387	$(199,502)	$(388,610)	$(126,449)

B-4	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	TIAA-CREF Life Stock Index Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account	DFA VA Global Bond Portfolio Sub-Account	DFA VA Global Moderate Allocation Portfolio Sub-Account

ASSETS

Investments, at value	$25,519,381	$2,749,093	$2,691,294	$1,668,107	$9,151,821

Total assets	$25,519,381	$2,749,093	$2,691,294	$1,668,107	$9,151,821

NET ASSETS—Accumulation fund	$25,519,381	$2,749,093	$2,691,294	$1,668,107	$9,151,821

Investments, at cost	$22,936,676	$2,558,645	$3,252,193	$1,825,919	$8,497,387

Shares held in corresponding Funds	800,482	74,180	218,449	173,400	670,955

UNIT VALUE	$80.66	$62.04	$37.55	$27.72	$40.34

	TIAA-CREF Life Stock Index Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account	DFA VA Global Bond Portfolio Sub-Account	DFA VA Global Moderate Allocation Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$358,580	$23,673	$49,990	$26,879	$139,064

Net investment income (loss)	358,580	23,673	49,990	26,879	139,064

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	1,395,549	(15,533)	7,247	(19,168)	529,852

Capital gain distributions	568,337	195,863	73,338	—	135,718

Net realized gain (loss)	1,963,886	180,330	80,585	(19,168)	665,570

Net change in unrealized appreciation (depreciation) on investments	(8,333,966)	(589,822)	(556,855)	(127,860)	(2,066,572)

Net realized and unrealized gain (loss) on investments	(6,370,080)	(409,492)	(476,270)	(147,028)	(1,401,002)

Net increase (decrease) in net assets from operations	$(6,011,500)	$(385,819)	$(426,280)	$(120,149)	$(1,261,938)

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-5

Statements of assets and liabilities TIAA-CREF Separate Account VLI-2 ∎ December 31, 2022

	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account	DFA VA US Targeted Value Portfolio Sub-Account

ASSETS

Investments, at value	$5,196,637	$7,148,754	$1,255,233	$10,204,146	$4,228,702

Total assets	$5,196,637	$7,148,754	$1,255,233	$10,204,146	$4,228,702

NET ASSETS—Accumulation fund	$5,196,637	$7,148,754	$1,255,233	$10,204,146	$4,228,702

Investments, at cost	$6,006,058	$7,138,835	$1,289,493	$9,008,469	$3,901,039

Shares held in corresponding Funds	483,408	584,049	126,408	335,332	205,876

UNIT VALUE	$47.16	$42.17	$26.59	$75.41	$77.47

Statements of operations

TIAA-CREF Separate Account VLI-2  ∎  For the period or year ended December 31, 2022

	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account	DFA VA US Large Value Portfolio Sub-Account	DFA VA US Targeted Value Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$136,765	$280,926	$16,455	$229,861	$56,040

Net investment income (loss)	136,765	280,926	16,455	229,861	56,040

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	18,934	73,779	(1,238)	302,833	176,818

Capital gain distributions	93,109	78,069	—	124,241	331,946

Net realized gain (loss)	112,043	151,848	(1,238)	427,074	508,764

Net change in unrealized appreciation (depreciation) on investments	(1,366,500)	(691,825)	(26,584)	(1,215,357)	(760,261)

Net realized and unrealized gain (loss) on investments	(1,254,457)	(539,977)	(27,822)	(788,283)	(251,497)

Net increase (decrease) in net assets from operations	$(1,117,692)	$(259,051)	$(11,367)	$(558,422)	$(195,457)

B-6	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	DFA VIT Inflation Protected Securities Portfolio Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	LVIP Delaware Diversified Income Fund— Standard Class Sub-Account	M Capital Appreciation Fund Sub-Account	M International Equity Fund Sub-Account

ASSETS

Investments, at value	$406,640	$2,719,559	$5,075,234	$4,300,947	$7,960,484

Total assets	$406,640	$2,719,559	$5,075,234	$4,300,947	$7,960,484

NET ASSETS—Accumulation fund	$406,640	$2,719,559	$5,075,234	$4,300,947	$7,960,484

Investments, at cost	$510,416	$2,851,436	$6,075,637	$6,094,413	$8,081,214

Shares held in corresponding Funds	44,883	306,602	580,956	203,451	660,073

UNIT VALUE	$28.20	$31.51	$27.54	$68.19	$34.05

	DFA VIT Inflation Protected Securities Portfolio Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	LVIP Delaware Diversified Income Fund— Standard Class Sub-Account	M Capital Appreciation Fund Sub-Account	M International Equity Fund Sub-Account

INVESTMENT INCOME

Dividends	$34,811	$106,296	$177,749	$—	$221,891

Net investment income (loss)	34,811	106,296	177,749	—	221,891

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	19,606	(29,384)	(32,216)	4,993	45,266

Capital gain distributions	—	—	11,208	372,942	—

Net realized gain (loss)	19,606	(29,384)	(21,008)	377,935	45,266

Net change in unrealized appreciation (depreciation) on investments	(114,181)	(448,609)	(938,410)	(1,356,139)	(1,546,394)

Net realized and unrealized gain (loss) on investments	(94,575)	(477,993)	(959,418)	(978,204)	(1,501,128)

Net increase (decrease) in net assets from operations	$(59,764)	$(371,697)	$(781,669)	$(978,204)	$(1,279,237)

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-7

Statements of assets and liabilities TIAA-CREF Separate Account VLI-2 ∎ December 31, 2022

	M Large Cap Growth Fund Sub-Account	M Large Cap Value Fund Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio-I Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account

ASSETS

Investments, at value	$6,528,183	$4,251,927	$831,459	$245,725	$369,767

Total assets	$6,528,183	$4,251,927	$831,459	$245,725	$369,767

NET ASSETS—Accumulation fund	$6,528,183	$4,251,927	$831,459	$245,725	$369,767

Investments, at cost	$8,215,847	$3,899,218	$868,248	$302,156	$457,245

Shares held in corresponding Funds	281,509	300,490	54,701	24,450	39,129

UNIT VALUE	$83.92	$64.06	$57.55	$27.65	$25.59

Statements of operations

TIAA-CREF Separate Account VLI-2  ∎  For the period or year ended December 31, 2022

	M Large Cap Growth Fund Sub-Account	M Large Cap Value Fund Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio-I Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account

INVESTMENT INCOME

Dividends	$—	$87,240	$5,163	$12,931	$6,446

Net investment income (loss)	—	87,240	5,163	12,931	6,446

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	136,006	53,288	(792)	(7,545)	(7,838)

Capital gain distributions	535,917	195,967	126,413	—	5,958

Net realized gain (loss)	671,923	249,255	125,621	(7,545)	(1,880)

Net change in unrealized appreciation (depreciation) on investments	(2,836,926)	(396,961)	(229,951)	(54,137)	(53,669)

Net realized and unrealized gain (loss) on investments	(2,165,003)	(147,706)	(104,330)	(61,682)	(55,549)

Net increase (decrease) in net assets from operations	$(2,165,003)	$(60,466)	$(99,167)	$(48,751)	$(49,103)

B-8	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Account—Class 1 Sub-Account	PSF Natural Resources Portfolio—Class II Sub-Account

ASSETS

Investments, at value	$935,291	$4,032,199	$4,433,877	$490,492	$562,153

Total assets	$935,291	$4,032,199	$4,433,877	$490,492	$562,153

NET ASSETS—Accumulation fund	$935,291	$4,032,199	$4,433,877	$490,492	$562,153

Investments, at cost	$1,046,000	$4,866,893	$4,440,757	$540,968	$363,143

Shares held in corresponding Funds	81,330	449,020	167,064	9,571	14,114

UNIT VALUE	$29.23	$29.35	$71.66	$86.16	$27.63

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account	PVC MidCap Account—Class 1 Sub-Account	PSF Natural Resources Portfolio—Class II Sub-Account

INVESTMENT INCOME

Dividends	$71,095	$116,598	$87,181	$987	$—

Net investment income (loss)	71,095	116,598	87,181	987	—

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(866)	(24,990)	47,135	8,759	30,011

Capital gain distributions	—	—	504,930	54,701	—

Net realized gain (loss)	(866)	(24,990)	552,065	63,460	30,011

Net change in unrealized appreciation (depreciation) on investments	(196,903)	(758,074)	(1,144,969)	(221,886)	75,017

Net realized and unrealized gain (loss) on investments	(197,769)	(783,064)	(592,904)	(158,426)	105,028

Net increase (decrease) in net assets from operations	$(126,674)	$(666,466)	$(505,723)	$(157,439)	$105,028

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-9

Statements of assets and liabilities TIAA-CREF Separate Account VLI-2 ∎ December 31, 2022

	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account

ASSETS

Investments, at value	$1,023,011	$459,512	$3,352,703	$8,033,676	$42,520,231

Total assets	$1,023,011	$459,512	$3,352,703	$8,033,676	$42,520,231

NET ASSETS—Accumulation fund	$1,023,011	$459,512	$3,352,703	$8,033,676	$42,520,231

Investments, at cost	$1,043,734	$489,818	$4,307,189	$7,986,512	$37,703,295

Shares held in corresponding Funds	18,353	100,112	445,246	207,000	838,002

UNIT VALUE	$54.31	$27.68	$29.12	$95.90	$76.33

Statements of operations

TIAA-CREF Separate Account VLI-2  ∎  For the period or year ended December 31, 2022

	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$—	$9,809	$105,649	$70,750	$591,961

Net investment income (loss)	—	9,809	105,649	70,750	591,961

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	32,864	(5,189)	48,923	133,370	937,156

Capital gain distributions	16,295	728	269,771	764,458	1,979,373

Net realized gain (loss)	49,159	(4,461)	318,694	897,828	2,916,529

Net change in unrealized appreciation (depreciation) on investments	(196,345)	(30,383)	(1,394,046)	(2,371,387)	(12,785,659)

Net realized and unrealized gain (loss) on investments	(147,186)	(34,844)	(1,075,352)	(1,473,559)	(9,869,130)

Net increase (decrease) in net assets from operations	$(147,186)	$(25,035)	$(969,703)	$(1,402,809)	$(9,277,169)

B-10	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Vanguard VIF High Yield Bond Portfolio Sub-Account	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account	Vanguard VIF Total Bond Market Index Portfolio Sub-Account

ASSETS

Investments, at value	$2,817,553	$9,194,367	$3,114,380	$4,653,694	$9,895,241

Total assets	$2,817,553	$9,194,367	$3,114,380	$4,653,694	$9,895,241

NET ASSETS—Accumulation fund	$2,817,553	$9,194,367	$3,114,380	$4,653,694	$9,895,241

Investments, at cost	$3,133,528	$10,752,322	$3,440,601	$6,171,603	$11,371,017

Shares held in corresponding Funds	405,403	430,045	270,111	314,864	958,841

UNIT VALUE	$38.61	$72.25	$47.28	$66.48	$28.15

	Vanguard VIF High Yield Bond Portfolio Sub-Account	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account	Vanguard VIF Total Bond Market Index Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$142,561	$109,867	$65,416	$13,934	$214,547

Net investment income (loss)	142,561	109,867	65,416	13,934	214,547

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(17,738)	625,589	3,291	(192,790)	(58,129)

Capital gain distributions	—	1,042,254	147,755	1,494,202	76,129

Net realized gain (loss)	(17,738)	1,667,843	151,046	1,301,412	18,000

Net change in unrealized appreciation (depreciation) on investments	(419,119)	(4,238,908)	(1,308,504)	(2,976,988)	(1,757,527)

Net realized and unrealized gain (loss) on investments	(436,857)	(2,571,065)	(1,157,458)	(1,675,576)	(1,739,527)

Net increase (decrease) in net assets from operations	$(294,296)	$(2,461,198)	$(1,092,042)	$(1,661,642)	$(1,524,980)

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-11

Statements of assets and liabilities TIAA-CREF Separate Account VLI-2 ∎ December 31, 2022	concluded

	Voya Russell Large Cap Growth Index Portfolio— Class I Sub-Account	VY CBRE Global Real Estate Portfolio— Class I Sub-Account

ASSETS

Investments, at value	$3,611,764	$205,669

Total assets	$3,611,764	$205,669

NET ASSETS—Accumulation fund	$3,611,764	$205,669

Investments, at cost	$4,928,499	$236,928

Shares held in corresponding Funds	78,448	21,856

UNIT VALUE	$95.61	$39.36

Statements of operations

TIAA-CREF Separate Account VLI-2  ∎  For the period or year ended December 31, 2022

	Voya Russell Large Cap Growth Index Portfolio— Class I Sub-Account	VY CBRE Global Real Estate Portfolio— Class I Sub-Account

INVESTMENT INCOME

Dividends	$18,126	$7,580

Net investment income (loss)	18,126	7,580

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	417,820	(1,804)

Capital gain distributions	359,331	11,728

Net realized gain (loss)	777,151	9,924

Net change in unrealized appreciation (depreciation) on investments	(2,799,370)	(82,867)

Net realized and unrealized gain (loss) on investments	(2,022,219)	(72,943)

Net increase (decrease) in net assets from operations	$(2,004,093)	$(65,363)

B-12	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-2  ∎  For the period or year ended

	TIAA-CREF Life Balanced Sub-Account		TIAA-CREF Life Core Bond Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$44,652	$34,920	$63,191	$66,292

Net realized gain (loss)	76,714	59,048	9,509	69,324

Net change in unrealized appreciation (depreciation) on investments	(448,751)	78,352	(465,964)	(162,607)

Net increase (decrease) in net assets from operations	(327,385)	172,320	(393,264)	(26,991)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	105,619	318,826	292,309	283,970

Net contractowner transfers	43	6	294,324	146,006

Withdrawals and death benefits (b)	(148,607)	(116,734)	(213,032)	(298,263)

Net increase (decrease) in net assets resulting from contractowner transactions	(42,945)	202,098	373,601	131,713

Net increase (decrease) in net assets	(370,330)	374,418	(19,663)	104,722

NET ASSETS

Beginning of period	1,990,298	1,615,880	2,797,245	2,692,523

End of period	$1,619,968	$1,990,298	$2,777,582	$2,797,245

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	43,891	39,121	81,053	77,250

Units purchased	2,677	7,448	9,396	8,251

Units sold/transferred	(3,739)	(2,678)	2,286	(4,448)

End of period	42,829	43,891	92,735	81,053

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-13

Statements of changes in net assets

TIAA-CREF Life Separate Account VLI-2  ∎  For the period or year ended

	TIAA-CREF Life Growth Equity Sub-Account		TIAA-CREF Life Growth & Income Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$—	$20,253	$25,894	$29,523

Net realized gain (loss)	671,963	2,467,128	575,763	184,824

Net change in unrealized appreciation (depreciation) on investments	(3,338,238)	(1,329,735)	(1,477,951)	621,680

Net increase (decrease) in net assets from operations	(2,666,275)	1,157,646	(876,294)	836,027

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	443,143	470,114	130,733	133,926

Net contractowner transfers	392,723	(1,444,818)	57,299	(185,379)

Withdrawals and death benefits (b)	(573,574)	(809,292)	(786,392)	(132,181)

Net increase (decrease) in net assets resulting from contractowner transactions	262,292	(1,783,996)	(598,360)	(183,634)

Net increase (decrease) in net assets	(2,403,983)	(626,350)	(1,474,654)	652,393

NET ASSETS

Beginning of period	7,911,114	8,537,464	4,048,962	3,396,569

End of period	$5,507,131	$7,911,114	$2,574,308	$4,048,962

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	62,912	78,866	41,944	44,042

Units purchased	4,656	3,945	1,518	1,602

Units sold/transferred	(2,282)	(19,899)	(9,168)	(3,700)

End of period	65,286	62,912	34,294	41,944

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-14	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	TIAA-CREF Life International Equity Sub-Account		TIAA-CREF Life Large-Cap Value Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$169,173	$71,721	$16,090	$17,546

Net realized gain (loss)	5,470	193,784	66,820	25,532

Net change in unrealized appreciation (depreciation) on investments	(1,267,475)	403,885	(178,860)	239,521

Net increase (decrease) in net assets from operations	(1,092,832)	669,390	(95,950)	282,599

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	350,766	375,734	79,450	67,285

Net contractowner transfers	(236,512)	(232,224)	(21,492)	28,627

Withdrawals and death benefits (b)	(308,188)	(283,087)	(78,207)	(72,431)

Net increase (decrease) in net assets resulting from contractowner transactions	(193,934)	(139,577)	(20,249)	23,481

Net increase (decrease) in net assets	(1,286,766)	529,813	(116,199)	306,080

NET ASSETS

Beginning of period	6,707,126	6,177,313	1,338,993	1,032,913

End of period	$5,420,360	$6,707,126	$1,222,794	$1,338,993

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	130,390	133,112	18,804	18,400

Units purchased	8,202	7,487	1,217	1,028

Units sold/transferred	(12,086)	(10,209)	(1,537)	(624)

End of period	126,506	130,390	18,484	18,804

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-15

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	TIAA-CREF Life Money Market Sub-Account		TIAA-CREF Life Real Estate Securities Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$195,387	$—	$8,780	$8,725

Net realized gain (loss)	—	—	57,947	81,407

Net change in unrealized appreciation (depreciation) on investments	—	—	(266,229)	147,194

Net increase (decrease) in net assets from operations	195,387	—	(199,502)	237,326

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	2,548,717	1,686,057	52,355	63,531

Net contractowner transfers	8,981,069	(6,494,273)	(18,069)	(287,841)

Withdrawals and death benefits (b)	(832,001)	(1,154,720)	(31,339)	(22,278)

Net increase (decrease) in net assets resulting from contractowner transactions	10,697,785	(5,962,936)	2,947	(246,588)

Net increase (decrease) in net assets	10,893,172	(5,962,936)	(196,555)	(9,262)

NET ASSETS

Beginning of period	3,081,778	9,044,714	707,832	717,094

End of period	$13,974,950	$3,081,778	$511,277	$707,832

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	116,995	343,354	9,664	13,660

Units purchased	96,285	64,005	947	1,033

Units sold/transferred	309,577	(290,364)	(831)	(5,029)

End of period	522,857	116,995	9,780	9,664

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-16	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	TIAA-CREF Life Small-Cap Equity Sub-Account		TIAA-CREF Life Social Choice Equity Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$9,967	$11,654	$8,169	$7,013

Net realized gain (loss)	302,769	427,166	81,313	21,187

Net change in unrealized appreciation (depreciation) on investments	(701,346)	(73,069)	(215,931)	118,793

Net increase (decrease) in net assets from operations	(388,610)	365,751	(126,449)	146,993

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	102,020	201,156	51,659	53,056

Net contractowner transfers	31,439	370,457	(647)	(3,627)

Withdrawals and death benefits (b)	(111,937)	(120,947)	(16,532)	(7,720)

Net increase (decrease) in net assets resulting from contractowner transactions	21,522	450,666	34,480	41,709

Net increase (decrease) in net assets	(367,088)	816,417	(91,969)	188,702

NET ASSETS

Beginning of period	2,546,637	1,730,220	717,264	528,562

End of period	$2,179,549	$2,546,637	$625,295	$717,264

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	31,537	26,731	7,456	6,942

Units purchased	1,450	2,666	658	643

Units sold/transferred	(997)	2,140	(204)	(129)

End of period	31,990	31,537	7,910	7,456

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-17

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	TIAA-CREF Life Stock Index Sub-Account		Delaware VIP Small Cap Value Series— Standard Class Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$358,580	$340,178	$23,673	$28,606

Net realized gain (loss)	1,963,886	1,463,288	180,330	57,498

Net change in unrealized appreciation (depreciation) on investments	(8,333,966)	4,415,621	(589,822)	866,271

Net increase (decrease) in net assets from operations	(6,011,500)	6,219,087	(385,819)	952,375

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,913,811	1,616,183	158,191	200,110

Net contractowner transfers	(1,705,022)	2,136,793	(95,817)	(611,281)

Withdrawals and death benefits (b)	(1,284,468)	(1,851,837)	(165,905)	(184,411)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,075,679)	1,901,139	(103,531)	(595,582)

Net increase (decrease) in net assets	(7,087,179)	8,120,226	(489,350)	356,793

NET ASSETS

Beginning of period	32,606,560	24,486,334	3,238,443	2,881,650

End of period	$25,519,381	$32,606,560	$2,749,093	$3,238,443

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	326,715	308,227	45,888	54,886

Units purchased	22,415	18,065	2,463	3,111

Units sold/transferred	(32,730)	423	(4,040)	(12,109)

End of period	316,400	326,715	44,311	45,888

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-18	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	DFA VA Equity Allocation Portfolio Sub-Account		DFA VA Global Bond Portfolio Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$49,990	$61,910	$26,879	$13,580

Net realized gain (loss)	80,585	676,183	(19,168)	(2,369)

Net change in unrealized appreciation (depreciation) on investments	(556,855)	(260,800)	(127,860)	(30,345)

Net increase (decrease) in net assets from operations	(426,280)	477,293	(120,149)	(19,134)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	20,451	159,667	68,440	148,146

Net contractowner transfers	37,118	1,841,324	(53,191)	19,471

Withdrawals and death benefits (b)	(18,124)	(779,837)	(111,777)	(54,526)

Net increase (decrease) in net assets resulting from contractowner transactions	39,445	1,221,154	(96,528)	113,091

Net increase (decrease) in net assets	(386,835)	1,698,447	(216,677)	93,957

NET ASSETS

Beginning of period	3,078,129	1,379,682	1,884,784	1,790,827

End of period	$2,691,294	$3,078,129	$1,668,107	$1,884,784

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	70,753	39,443	63,691	59,887

Units purchased	540	3,761	2,448	4,977

Units sold/transferred	373	27,549	(5,958)	(1,173)

End of period	71,666	70,753	60,181	63,691

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-19

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	DFA VA Global Moderate Allocation Portfolio Sub-Account		DFA VA International Small Portfolio Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$139,064	$170,448	$136,765	$163,065

Net realized gain (loss)	665,570	691,733	112,043	558,802

Net change in unrealized appreciation (depreciation) on investments	(2,066,572)	670,115	(1,366,500)	100,473

Net increase (decrease) in net assets from operations	(1,261,938)	1,532,296	(1,117,692)	822,340

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	398,080	464,622	343,441	392,467

Net contractowner transfers	(801,319)	77,385	(139,113)	(88,947)

Withdrawals and death benefits (b)	(1,214,515)	(858,235)	(366,420)	(306,661)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,617,754)	(316,228)	(162,092)	(3,141)

Net increase (decrease) in net assets	(2,879,692)	1,216,068	(1,279,784)	819,199

NET ASSETS

Beginning of period	12,031,513	10,815,445	6,476,421	5,657,222

End of period	$9,151,821	$12,031,513	$5,196,637	$6,476,421

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	265,591	272,658	113,089	113,172

Units purchased	9,440	10,884	7,093	7,103

Units sold/transferred	(48,148)	(17,951)	(10,001)	(7,186)

End of period	226,883	265,591	110,181	113,089

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-20	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	DFA VA International Value Portfolio Sub-Account		DFA VA Short-Term Fixed Portfolio Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$280,926	$309,696	$16,455	$67

Net realized gain (loss)	151,848	224,007	(1,238)	124

Net change in unrealized appreciation (depreciation) on investments	(691,825)	736,772	(26,584)	(2,168)

Net increase (decrease) in net assets from operations	(259,051)	1,270,475	(11,367)	(1,977)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	450,994	713,025	76,650	85,520

Net contractowner transfers	(874,771)	(676,016)	191,058	43,874

Withdrawals and death benefits (b)	(328,775)	(376,472)	(56,086)	(287,368)

Net increase (decrease) in net assets resulting from contractowner transactions	(752,552)	(339,463)	211,622	(157,974)

Net increase (decrease) in net assets	(1,011,603)	931,012	200,255	(159,951)

NET ASSETS

Beginning of period	8,160,357	7,229,345	1,054,978	1,214,929

End of period	$7,148,754	$8,160,357	$1,255,233	$1,054,978

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	186,816	195,482	39,220	45,081

Units purchased	10,918	16,803	2,887	3,174

Units sold/transferred	(28,216)	(25,469)	5,103	(9,035)

End of period	169,518	186,816	47,210	39,220

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-21

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	DFA VA US Large Value Portfolio Sub-Account		DFA VA US Targeted Value Portfolio Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$229,861	$185,840	$56,040	$66,305

Net realized gain (loss)	427,074	428,946	508,764	487,270

Net change in unrealized appreciation (depreciation) on investments	(1,215,357)	1,787,985	(760,261)	887,826

Net increase (decrease) in net assets from operations	(558,422)	2,402,771	(195,457)	1,441,401

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	539,125	919,196	213,440	255,828

Net contractowner transfers	(784,325)	(283,101)	(517,949)	(215,617)

Withdrawals and death benefits (b)	(598,234)	(476,600)	(251,348)	(179,199)

Net increase (decrease) in net assets resulting from contractowner transactions	(843,434)	159,495	(555,857)	(138,988)

Net increase (decrease) in net assets	(1,401,856)	2,562,266	(751,314)	1,302,413

NET ASSETS

Beginning of period	11,606,002	9,043,736	4,980,016	3,677,603

End of period	$10,204,146	$11,606,002	$4,228,702	$4,980,016

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	146,406	144,928	61,571	63,510

Units purchased	7,135	12,365	2,745	3,452

Units sold/transferred	(18,217)	(10,887)	(9,734)	(5,391)

End of period	135,324	146,406	54,582	61,571

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-22	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	DFA VIT Inflation Protected Securities Portfolio Sub-Account		John Hancock Emerging Markets Value Trust Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$34,811	$29,516	$106,296	$77,905

Net realized gain (loss)	19,606	7,775	(29,384)	36,003

Net change in unrealized appreciation (depreciation) on investments	(114,181)	(19,162)	(448,609)	213,144

Net increase (decrease) in net assets from operations	(59,764)	18,129	(371,697)	327,052

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	15,732	15,531	118,166	180,115

Net contractowner transfers	(51,130)	346,990	(22,744)	26,142

Withdrawals and death benefits (b)	(151,449)	(17,750)	(204,342)	(155,636)

Net increase (decrease) in net assets resulting from contractowner transactions	(186,847)	344,771	(108,920)	50,621

Net increase (decrease) in net assets	(246,611)	362,900	(480,617)	377,673

NET ASSETS

Beginning of period	653,251	290,351	3,200,176	2,822,503

End of period	$406,640	$653,251	$2,719,559	$3,200,176

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	20,284	9,519	89,738	88,049

Units purchased	511	509	3,623	5,067

Units sold/transferred	(6,373)	10,256	(7,064)	(3,378)

End of period	14,422	20,284	86,297	89,738

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-23

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	LVIP Delaware Diversified Income Fund— Standard Class Sub-Account		M Capital Appreciation Fund Sub-Account
	December 31, 2022	December 31, 2021†	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$177,749	$98,127	$—	$—

Net realized gain (loss)	(21,008)	2,740	377,935	2,440,119

Net change in unrealized appreciation (depreciation) on investments	(938,410)	(61,993)	(1,356,139)	(1,615,237)

Net increase (decrease) in net assets from operations	(781,669)	38,874	(978,204)	824,882

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	446,699	296,803	315,791	364,993

Net contractowner transfers	322,546	5,382,609	(398,098)	(784,740)

Withdrawals and death benefits (b)	(318,988)	(311,640)	(320,316)	(386,491)

Net increase (decrease) in net assets resulting from contractowner transactions	450,257	5,367,772	(402,623)	(806,238)

Net increase (decrease) in net assets	(331,412)	5,406,646	(1,380,827)	18,644

NET ASSETS

Beginning of period	5,406,646	—	5,681,774	5,663,130

End of period	$5,075,234	$5,406,646	$4,300,947	$5,681,774

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	169,119	—	68,209	80,044

Units purchased	15,612	9,291	4,415	4,566

Units sold/transferred	(443)	159,828	(9,551)	(16,401)

End of period	184,288	169,119	63,073	68,209

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.
†	For the period April 30, 2021 (commencement of operations) to December 31, 2021.

B-24	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	M International Equity Fund Sub-Account		M Large Cap Growth Fund Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$221,891	$213,531	$—	$—

Net realized gain (loss)	45,266	173,910	671,923	1,913,766

Net change in unrealized appreciation (depreciation) on investments	(1,546,394)	498,105	(2,836,926)	(326,634)

Net increase (decrease) in net assets from operations	(1,279,237)	885,546	(2,165,003)	1,587,132

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	439,361	689,699	385,891	537,061

Net contractowner transfers	318,134	(96,614)	158,215	(238,687)

Withdrawals and death benefits (b)	(512,690)	(490,409)	(430,021)	(723,503)

Net increase (decrease) in net assets resulting from contractowner transactions	244,805	102,676	114,085	(425,129)

Net increase (decrease) in net assets	(1,034,432)	988,222	(2,050,918)	1,162,003

NET ASSETS

Beginning of period	8,994,916	8,006,694	8,579,101	7,417,098

End of period	$7,960,484	$8,994,916	$6,528,183	$8,579,101

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	226,760	224,144	76,255	80,098

Units purchased	12,666	17,661	4,218	5,152

Units sold/transferred	(5,646)	(15,045)	(2,680)	(8,995)

End of period	233,780	226,760	77,793	76,255

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-25

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	M Large Cap Value Fund Sub-Account		Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$87,240	$65,401	$5,163	$5,429

Net realized gain (loss)	249,255	123,191	125,621	(7,530)

Net change in unrealized appreciation (depreciation) on investments	(396,961)	836,558	(229,951)	265,256

Net increase (decrease) in net assets from operations	(60,466)	1,025,150	(99,167)	263,155

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	253,752	218,852	68,113	110,431

Net contractowner transfers	40,101	(6,692)	(37,058)	(186,582)

Withdrawals and death benefits (b)	(289,332)	(290,055)	(84,270)	(41,271)

Net increase (decrease) in net assets resulting from contractowner transactions	4,521	(77,895)	(53,215)	(117,422)

Net increase (decrease) in net assets	(55,945)	947,255	(152,382)	145,733

NET ASSETS

Beginning of period	4,307,872	3,360,617	983,841	838,108

End of period	$4,251,927	$4,307,872	$831,459	$983,841

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	66,273	67,214	15,427	17,452

Units purchased	4,037	3,661	1,143	1,891

Units sold/transferred	(3,935)	(4,602)	(2,123)	(3,916)

End of period	66,375	66,273	14,447	15,427

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-26	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account		PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$12,931	$14,621	$6,446	$24,010

Net realized gain (loss)	(7,545)	758	(1,880)	6,915

Net change in unrealized appreciation (depreciation) on investments	(54,137)	(23,095)	(53,669)	(49,990)

Net increase (decrease) in net assets from operations	(48,751)	(7,716)	(49,103)	(19,065)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	27,450	42,105	9,758	10,023

Net contractowner transfers	(66,000)	29,251	(29,164)	31,857

Withdrawals and death benefits (b)	(14,886)	(15,616)	(12,567)	(15,791)

Net increase (decrease) in net assets resulting from contractowner transactions	(53,436)	55,740	(31,973)	26,089

Net increase (decrease) in net assets	(102,187)	48,024	(81,076)	7,024

NET ASSETS

Beginning of period	347,912	299,888	450,843	443,819

End of period	$245,725	$347,912	$369,767	$450,843

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	10,623	8,936	15,702	14,837

Units purchased	970	1,271	383	341

Units sold/transferred	(2,705)	416	(1,636)	524

End of period	8,888	10,623	14,449	15,702

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-27

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account		PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$71,095	$51,410	$116,598	$83,179

Net realized gain (loss)	(866)	9,416	(24,990)	179,603

Net change in unrealized appreciation (depreciation) on investments	(196,903)	(5,075)	(758,074)	(308,285)

Net increase (decrease) in net assets from operations	(126,674)	55,751	(666,466)	(45,503)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	97,739	124,788	275,593	736,885

Net contractowner transfers	(43,775)	100,479	(65,359)	292,971

Withdrawals and death benefits (b)	(59,797)	(54,306)	(279,691)	(215,113)

Net increase (decrease) in net assets resulting from contractowner transactions	(5,833)	170,961	(69,457)	814,743

Net increase (decrease) in net assets	(132,507)	226,712	(735,923)	769,240

NET ASSETS

Beginning of period	1,067,798	841,086	4,768,122	3,998,882

End of period	$935,291	$1,067,798	$4,032,199	$4,768,122

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	32,234	26,849	139,454	115,649

Units purchased	3,160	3,918	8,880	21,590

Units sold/transferred	(3,392)	1,467	(10,933)	2,215

End of period	32,002	32,234	137,401	139,454

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-28	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	PVC Equity Income Account—Class 1 Sub-Account		PVC MidCap Account—Class 1 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$87,181	$90,736	$987	$852

Net realized gain (loss)	552,065	345,961	63,460	48,812

Net change in unrealized appreciation (depreciation) on investments	(1,144,969)	528,451	(221,886)	97,535

Net increase (decrease) in net assets from operations	(505,723)	965,148	(157,439)	147,199

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	333,268	307,858	10,844	7,406

Net contractowner transfers	98,517	(658,778)	(51,506)	(870)

Withdrawals and death benefits (b)	(278,097)	(298,290)	(23,485)	(23,269)

Net increase (decrease) in net assets resulting from contractowner transactions	153,688	(649,210)	(64,147)	(16,733)

Net increase (decrease) in net assets	(352,035)	315,938	(221,586)	130,466

NET ASSETS

Beginning of period	4,785,912	4,469,974	712,078	581,612

End of period	$4,433,877	$4,785,912	$490,492	$712,078

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	59,780	68,377	6,366	6,527

Units purchased	4,640	4,223	115	79

Units sold/transferred	(2,543)	(12,820)	(788)	(240)

End of period	61,877	59,780	5,693	6,366

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-29

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	PSF Natural Resources Portfolio—Class II Sub-Account		T. Rowe Price® Health Sciences Portfolio I Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$—	$—	$—	$—

Net realized gain (loss)	30,011	17,922	49,159	338,210

Net change in unrealized appreciation (depreciation) on investments	75,017	69,918	(196,345)	(169,588)

Net increase (decrease) in net assets from operations	105,028	87,840	(147,186)	168,622

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	57,488	43,438	104,704	109,049

Net contractowner transfers	(17,519)	(20,001)	(13,840)	(337,729)

Withdrawals and death benefits (b)	(32,578)	(22,193)	(115,342)	(165,719)

Net increase (decrease) in net assets resulting from contractowner transactions	7,391	1,244	(24,478)	(394,399)

Net increase (decrease) in net assets	112,419	89,084	(171,664)	(225,777)

NET ASSETS

Beginning of period	449,734	360,650	1,194,675	1,420,452

End of period	$562,153	$449,734	$1,023,011	$1,194,675

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	19,783	19,835	19,253	25,891

Units purchased	2,252	2,123	2,011	1,869

Units sold/transferred	(1,690)	(2,175)	(2,428)	(8,507)

End of period	20,345	19,783	18,836	19,253

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-30	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account		Templeton Developing Markets VIP Fund—Class 1 Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$9,809	$9,195	$105,649	$43,514

Net realized gain (loss)	(4,461)	18,732	318,694	169,359

Net change in unrealized appreciation (depreciation) on investments	(30,383)	(25,654)	(1,394,046)	(490,786)

Net increase (decrease) in net assets from operations	(25,035)	2,273	(969,703)	(277,913)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	46,620	117,350	210,785	402,651

Net contractowner transfers	(15,541)	(348,555)	(222,167)	583,793

Withdrawals and death benefits (b)	(88,530)	(39,991)	(141,289)	(143,203)

Net increase (decrease) in net assets resulting from contractowner transactions	(57,451)	(271,196)	(152,671)	843,241

Net increase (decrease) in net assets	(82,486)	(268,923)	(1,122,374)	565,328

NET ASSETS

Beginning of period	541,998	810,921	4,475,077	3,909,749

End of period	$459,512	$541,998	$3,352,703	$4,475,077

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	18,699	28,012	120,328	99,336

Units purchased	1,654	4,040	6,996	10,413

Units sold/transferred	(3,750)	(13,353)	(12,189)	10,579

End of period	16,603	18,699	115,135	120,328

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-31

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	Vanguard VIF Capital Growth Portfolio Sub-Account		Vanguard VIF Equity Index Portfolio Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$70,750	$81,118	$591,961	$558,106

Net realized gain (loss)	897,828	1,108,211	2,916,529	3,126,664

Net change in unrealized appreciation (depreciation) on investments	(2,371,387)	438,648	(12,785,659)	7,521,750

Net increase (decrease) in net assets from operations	(1,402,809)	1,627,977	(9,277,169)	11,206,520

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	521,652	752,322	2,128,251	3,081,539

Net contractowner transfers	231,778	(687,620)	1,791,711	(46,959)

Withdrawals and death benefits (b)	(363,883)	(463,228)	(2,649,613)	(3,230,070)

Net increase (decrease) in net assets resulting from contractowner transactions	389,547	(398,526)	1,270,349	(195,490)

Net increase (decrease) in net assets	(1,013,262)	1,229,451	(8,006,820)	11,011,030

NET ASSETS

Beginning of period	9,046,938	7,817,487	50,527,051	39,516,021

End of period	$8,033,676	$9,046,938	$42,520,231	$50,527,051

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	79,732	83,738	541,312	544,210

Units purchased	5,272	7,056	26,014	36,593

Units sold/transferred	(1,229)	(11,062)	(10,241)	(39,491)

End of period	83,775	79,732	557,085	541,312

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-32	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Vanguard VIF High Yield Bond Portfolio Sub-Account		Vanguard VIF Mid-Cap Index Portfolio Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$142,561	$97,478	$109,867	$103,093

Net realized gain (loss)	(17,738)	2,661	1,667,843	1,072,223

Net change in unrealized appreciation (depreciation) on investments	(419,119)	(7,136)	(4,238,908)	1,170,002

Net increase (decrease) in net assets from operations	(294,296)	93,003	(2,461,198)	2,345,318

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	191,887	232,055	405,729	657,454

Net contractowner transfers	53,079	520,957	(3,305,906)	3,073,115

Withdrawals and death benefits (b)	(169,833)	(109,349)	(506,834)	(407,672)

Net increase (decrease) in net assets resulting from contractowner transactions	75,133	643,663	(3,407,011)	3,322,897

Net increase (decrease) in net assets	(219,163)	736,666	(5,868,209)	5,668,215

NET ASSETS

Beginning of period	3,036,716	2,300,050	15,062,576	9,394,361

End of period	$2,817,553	$3,036,716	$9,194,367	$15,062,576

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	71,293	55,985	169,247	131,267

Units purchased	4,891	5,541	5,302	8,066

Units sold/transferred	(3,202)	9,767	(47,287)	29,914

End of period	72,982	71,293	127,262	169,247

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-33

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended

	Vanguard VIF Real Estate Index Portfolio Sub-Account		Vanguard VIF Small Company Growth Portfolio Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$65,416	$69,660	$13,934	$23,260

Net realized gain (loss)	151,046	115,294	1,301,412	347,751

Net change in unrealized appreciation (depreciation) on investments	(1,308,504)	1,010,177	(2,976,988)	435,754

Net increase (decrease) in net assets from operations	(1,092,042)	1,195,131	(1,661,642)	806,765

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	120,078	175,491	274,214	322,773

Net contractowner transfers	31,775	5,394	(249,690)	99,345

Withdrawals and death benefits (b)	(103,985)	(151,201)	(202,416)	(286,022)

Net increase (decrease) in net assets resulting from contractowner transactions	47,868	29,684	(177,892)	136,096

Net increase (decrease) in net assets	(1,044,174)	1,224,815	(1,839,534)	942,861

NET ASSETS

Beginning of period	4,158,554	2,933,739	6,493,228	5,550,367

End of period	$3,114,380	$4,158,554	$4,653,694	$6,493,228

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	64,827	64,121	72,929	71,203

Units purchased	2,235	3,163	3,864	3,703

Units sold/transferred	(1,190)	(2,457)	(6,773)	(1,977)

End of period	65,872	64,827	70,020	72,929

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-34	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Vanguard VIF Total Bond Market Index Portfolio Sub-Account		Voya Russell Large Cap Growth Index Portfolio—Class I Sub-Account
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$214,547	$221,843	$18,126	$25,176

Net realized gain (loss)	18,000	100,211	777,151	1,245,774

Net change in unrealized appreciation (depreciation) on investments	(1,757,527)	(503,523)	(2,799,370)	177,799

Net increase (decrease) in net assets from operations	(1,524,980)	(181,469)	(2,004,093)	1,448,749

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	497,512	655,270	177,870	214,757

Net contractowner transfers	(82,201)	968,297	(3,112,975)	3,068,910

Withdrawals and death benefits (b)	(495,923)	(592,416)	(204,221)	(536,962)

Net increase (decrease) in net assets resulting from contractowner transactions	(80,612)	1,031,151	(3,139,326)	2,746,705

Net increase (decrease) in net assets	(1,605,592)	849,682	(5,143,419)	4,195,454

NET ASSETS

Beginning of period	11,500,833	10,651,151	8,755,183	4,559,729

End of period	$9,895,241	$11,500,833	$3,611,764	$8,755,183

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	354,519	322,690	64,075	43,604

Units purchased	16,968	20,158	1,680	1,862

Units sold/transferred	(20,020)	11,671	(27,979)	18,609

End of period	351,467	354,519	37,776	64,075

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-35

Statements of changes in net assets TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended	concluded

	VY CBRE Global Real Estate Portfolio—Class I Sub-Account
	December 31, 2022	December 31, 2021

FROM OPERATIONS

Net investment income (loss)	$7,580	$6,576

Net realized gain (loss)	9,924	(4,043)

Net change in unrealized appreciation (depreciation) on investments	(82,867)	66,024

Net increase (decrease) in net assets from operations	(65,363)	68,557

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	15,900	17,472

Net contractowner transfers	9,800	(3,362)

Withdrawals and death benefits (b)	(14,065)	(11,865)

Net increase (decrease) in net assets resulting from contractowner transactions	11,635	2,245

Net increase (decrease) in net assets	(53,728)	70,802

NET ASSETS

Beginning of period	259,397	188,595

End of period	$205,669	$259,397

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	4,947	4,836

Units purchased	356	409

Units sold/transferred	(77)	(298)

End of period	5,226	4,947

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-36	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VLI-2 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on November 15, 2011 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). TIAA-CREF Life, a legal reserve life insurance company under the insurance laws of the State of New York, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”).

Investors participate in the Separate Account by purchasing one of two different variable life insurance policies: the M Intelligent Flexible Premium Variable Universal Life Insurance Policy (referred to as “M Intelligent VUL”) and the M Intelligent Flexible Premium Last Survivor Variable Universal Life Insurance Policy (referred to as “M Intelligent S VUL”). Premiums received from the policies are allocated to the investment accounts (“Sub-Accounts”) that invest in non-proprietary funds or TIAA-CREF Life Funds (collectively, the “Funds”). TIAA-CREF Life Funds is an open-end management investment company registered with the Commission and managed by Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of TIAA. The M Intelligent products offer over 40 sub-accounts.

Effective May 1, 2022, the following funds names changed. VY Clarion Global Real Estate Portfolio-Class I changed to VY CBRE Global Real Estate Portfolio-Class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Separate Account is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gains distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VLI-2 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation Fund for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. The Separate Account’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Separate Account’s tax positions taken for all open income tax years and has concluded that no provision for income tax is required in the Separate Account’s financial statements.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Sub-Accounts’ major categories of assets and liabilities measured at fair value follows:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

As of December 31, 2022, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-37

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

Note 3—expense charges and affiliates

M Intelligent VUL Expenses

The following table describes the fees and expenses that a policyowner will pay at the time that he or she buys, surrenders, or transfers value among the Sub-Accounts:

Amount Deducted
Charge	When charge is deducted	if the Long Term Accumulation Rider is not in effect	if Long Term Accumulation Rider is in effect

Premium Expense Charge	Upon receipt of each Premium payment	(as a % of premium)	(as a % of premium)

Current:		First 10 Yrs up to 10 Targets: 10% First 10 Yrs above 10 Targets: 3% Yrs 11+: 2%	1st 10 Yrs up to 10 Targets: 15% 1st 10 Yrs above 10 Targets: 3% Yrs 11+: 3%

Guaranteed:		10%	15%

Partial Withdrawal Charge	At the time of each withdrawal

Current:		$0.00	$0.00

Guaranteed:		$20.00	$20.00

Surrender Charge[1]	Upon surrender or requested reduction in Base Face Amount

Current:		100%, 100%, 90%, 75%, 70%, 60%, 45%, 35%, 20%, 7%, 0% in years 1 to 10 and 11+, respectively, of premiums paid up to one Target.	0%

Guaranteed:		100%, 100%, 90%, 75%, 70%, 60%, 45%, 35%, 20%, 7%, 0% in years 1 to 10 and 11+, respectively, of one Target.	0%

Transfer Charge	Upon transfer

Current:		$0.00	$0.00

Guaranteed:		$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter	$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter

Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid

Current:		$0.00[2]	$0.00[2]

Guaranteed:		$200.00[2]	$200.00[2]

Enhanced Cash Value Rider	Upon each premium payment

Current:		5.00% of premium paid in first 10 years up to one Target Premium	5.00% of premium paid in first 10 years up to one Target Premium

Guaranteed:		5.00% of all premium	5.00% of all premium

[1]

A Surrender Charge is applicable for 10 policy years from the Policy Date and is calculated as a percentage of the premium paid up to the Target Premium at issue stated in the Policy Specifications page of your policy. A Surrender Charge is also applicable for 10 years from the effective date of any increase in Base Face Amount. The percentage applied to the calculation starts out at 100% and reduces over the Surrender Charge period. The Target Premium varies by the sex, Issue Age and underwriting risk class of the Insured person, the Base Face Amount and whether the policy is issued with the Long Term Accumulation Rider. For a 52 year old male, preferred non-tobacco underwriting risk, $1,500,000 Base Face Amount, $750,000 Supplemental Face Amount, year 1, who has paid a premium of $35,000, the Surrender Charges deducted would be $17,685 when the LTA Rider is not in effect and $0 when the LTA Rider is in effect.

[2]	In addition, the proceeds of the accelerated death benefit are discounted for 1 year at a rate equal to the greater of:
-	the yield on 90-day Treasury bills on the date the application was approved, or
-

the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate, published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

B-38	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

The following tables describe the fees and expenses that a contractowner will pay periodically during the time he or she owns the VUL, not including the fees and expenses of the Portfolios:

Amount Deducted
Charge	When charge is deducted	if the Long Term Accumulation Rider is not in effect	if Long Term Accumulation Rider is in effect

Policy Fee	At the beginning of each policy month

Current:		$15.00	$8.00

Guaranteed:		$15.00	$8.00

Administrative Expense Charge—Base Face Amount coverage only	At the beginning of each policy month	(per $1,000 of Base Face Amount)	(per $1,000 of Base Face Amount)

Current:		$0.0072 to $0.3719 in first 10 years only	$0.0175 to $0.414 in first 10 years only

Guaranteed:		$0.0072 to $0.3719 in first 10 years only	$0.0175 to $0.414 in first 10 years only

Representative Charge[3]		$150.00	$202.50

Cost of Insurance[4] —Base Face Amount	At the beginning of each policy month	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)

Generally Policy Dates before October 17, 2015

Current:		$0.01307 to $79.1075	$0.015 to $79.10167

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5] :		$0.2171	$0.2469

Generally Policy Dates on October 17, 2015 and thereafter:

Current:		$0.01307 to $79.1075	$0.015 to $65.44017

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5] :		$0.2171	$0.2379

Cost of Insurance[4] —Supplemental Face Amount	At the beginning of each policy month	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)	(per $1,000 of Net Amount at Risk— higher rates may apply to substandard risks)

Generally Policy Dates before October 17, 2015

Current:		$0.01034 to $77.93	$0.01042 to $79.10167

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5] :		$0.2558	$0.2486

Generally Policy Dates on October 17, 2015 and thereafter:

Current:		$0.01199 to $63.286	$0.01375 to $54.25416

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5] :		$0.2486	$0.2600

[3]	Charge is for a preferred non-tobacco underwriting risk, male Issue Age 54, and a $1,500,000 Base Face Amount and $750,000 Supplemental Face Amount Policy Year 1.
[4]

The Cost of Insurance charges vary based on Issue Age, sex (in most states), Underwriting Class, and Policy Year. The charge generally increases as the Issue Age increases. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insured’s age and Underwriting Class, the death benefit option, face amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[5]	Charge is for a preferred non-tobacco underwriting risk, male Issue Age 52, Policy Year 1.

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-39

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

Amount Deducted
Charge	When charge is deducted	if LTA Rider is not in effect	if LTA Rider is in effect

Asset Based Risk Charge	At the beginning of each policy month	(% of Policy Value invested in the Investment Accounts)	(% of Policy Value invested in the Investment Accounts)

Generally Policy Dates before October 17, 2015

Current:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Guaranteed:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Generally Policy Dates on October 17, 2015 and thereafter

Current:		Yrs 1-15: 0.75%	Yrs 1-15: 0.24%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Guaranteed:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest

Current:		Yrs 1-10: 4.00%	Yrs 1-10: 4.00%

		Yrs 11+: 3.00%	Yrs 11+: 3.00%

Guaranteed:		Yrs 1-10: 4.50%	Yrs 1-10: 4.50%

		Yrs 11+: 3.50%	Yrs 11+: 3.50%

Extended Maturity Benefit		No Additional Charge	No Additional Charge

Reinstatement Interest Charge	Upon reinstatement of a Lapsed Policy	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.

Charges for Other Benefits[6]

Charitable Giving Benefit		No Additional Charge	No Additional Charge

Overloan Protection Endorsement		No Additional Charge[7]	No Additional Charge[7]

Waiver of Monthly Charges Rider	At the beginning of each policy month	(% of Monthly Charges other than the waiver charge until Insured age 65)	(% of Monthly Charges other than the waiver charge until Insured age 65)

Current:		3% to 10%	3% to 10%

Guaranteed:		3% to 10%	3% to 10%

Example[8] :		8.50%	8.50%

[6]

These charges may vary based on the Issue Age of the Insured, gender (in most states), Underwriting Class, Policy Value, Policy Year, Face Amount, death benefit option, and Net Amount at Risk. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

[7]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.
[8]	Charge is for a male age 52.

M Intelligent Survivorship VUL Expenses

The following table describes the fees and expenses that a policyowner will pay at the time that he or she buys, surrenders, or transfers value among the Sub-Accounts:

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current charge

Premium Expense Charge (as a % of premium)	Upon receipt of each Premium payment	1st 10 Yrs: 10% Yrs 11+: 5%	Yrs 1 to 3: 10% Yrs 4 to 10 up to 10 Targets: 10% Yrs 4 to 10 above 10 Targets: 5% Yrs 11+: 5%

Partial Withdrawal Charge	At the time of each withdrawal	$20.00	$0.00

Transfer Charge	Upon transfer	$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter	$0.00

Accelerated Death Benefit Charge[1]	At the time the accelerated death benefit is paid	$200.00	$0.00

B-40	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

[1]	In addition, the proceeds of the accelerated death benefit are discounted for 1 year at a rate equal to the greater of:
-	the yield on 90-day Treasury bills on the date the application was approved, or
-

the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate, published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

The following tables describe the fees and expenses that a contractowner will pay periodically during the time he or she owns the Survivorship VUL, not including the fees and expenses of the Portfolios:

Annual Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current charge

Policy Fee	At the beginning of each policy month	$20 mo. x 12 $#061 $240	$20 mo. x 12 $#061 $240

Administrative Expense Charge—Base Face Amount (per $1,000 BFA in first 5 years only)	At the beginning of each policy month	Minimum $0.4381938 Maximum $56.3965913 Representative Charge[2] $24,061.80	Minimum $0.43819056 Maximum $56.39659128 Representative Charge[2] $19,249.44

Administrative Expense Charge—Supplemental Face Amount (per $1,000 SFA in first 5 years only)	At the beginning of each policy month	Minimum $0.0657234 Maximum $8.5445166 Representative Charge[2] $2.221.08	Minimum $0.06572016 Maximum $6.83561328 Representative Charge[2] $1,776.96

Cost of Insurance[3] —Base Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.031964	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.002125

Cost of Insurance[3] —Supplemental Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.031964	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.002015

Asset Based Risk Charge (% of Policy Value invested in the Investment Accounts)	At the beginning of each policy month	Yrs 1 to 15: 0.60% Yrs 16+: 0.24%

If policy value in the investment accounts is less than 25% of the face amount:

Yrs 1 to 15: 0.60%

Yrs 16+: 0.24% If policy value in the investment accounts is at least 25% of the face amount: Yrs 1 to 15: 0.42%

Yrs 16+: 0.06%

Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest	Yrs 1-10: 4.50% Yrs 11+: 3.50%	Yrs 1-10: 4.00% Yrs 11+: 3.00%

Extended Maturity Benefit		No Additional Charge	No Additional Charge

Reinstatement Interest Charge	Upon reinstatement of a Lapsed Policy	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.

Charges for Other Benefits:[5]

Charitable Giving		No Additional Charge	No Additional Charge

Benefit Overloan Protection Endorsement		No Additional Charge[6]	No Additional Charge[6]

[2]

Charge is for preferred non-tobacco underwriting risks, male Issue Age 57, female Issue Age 55, $3,900,000 Base Face Amount, and a $2,400,000 Supplemental Face Amount, Premium of $55,000 in Policy Year 1.

[3]

The Cost of Insurance charges vary based on Issue Ages, sex (in most states), Underwriting Classes, and Policy Year. The charge generally increases as the Issue Age increases. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon each Insured’s sex in most states, age and Underwriting Class, the death benefit option, face amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[4]	Charge is for preferred non-tobacco underwriting risks, male Issue Age 57, female Issue Age 55, $3,900,000 Base Face Amount, and a $2,400,000 Supplemental Face Amount, Policy Year 1.
[5]

These charges may vary based on the Issue Ages of the Insureds, gender (in most states), Underwriting Classes, Policy Value, Policy Year, Face Amount, death benefit option, and Net Amount at Risk. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

[6]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to Advisors. TIAA-CREF Life provides all administrative services for the Sub-Accounts. TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA, performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-41

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2022 were as follows:

Sub-Accounts	Purchases	Sales

TIAA-CREF Life Balanced	$200,058	$123,390

TIAA-CREF Life Core Bond	631,951	176,788

TIAA-CREF Life Growth Equity	1,386,035	436,076

TIAA-CREF Life Growth & Income	592,513	779,065

TIAA-CREF Life International Equity	548,185	572,946

TIAA-CREF Life Large-Cap Value	141,150	94,424

TIAA-CREF Life Money Market	13,192,051	2,298,879

TIAA-CREF Life Real Estate Securities	112,922	51,392

TIAA-CREF Life Small-Cap Equity	699,644	322,787

TIAA-CREF Life Social Choice Equity	136,284	17,179

TIAA-CREF Life Stock Index	3,021,830	3,170,592

Delaware VIP Small Cap Value Series—Standard Class	334,474	218,469

DFA VA Equity Allocation Portfolio	199,730	36,957

DFA VA Global Bond Portfolio	127,477	197,126

DFA VA Global Moderate Allocation Portfolio	646,688	1,989,660

DFA VA International Small Portfolio	647,672	579,890

DFA VA International Value Portfolio	796,538	1,190,095

DFA VA Short-Term Fixed Portfolio	296,809	68,732

DFA VA US Large Value Portfolio	718,346	1,207,678

DFA VA US Targeted Value Portfolio	671,919	839,790

DFA VIT Inflation Protected Securities Portfolio	100,940	252,976

John Hancock Emerging Markets Value Trust	247,273	249,897

LVIP Delaware Diversified Income Fund- Standard Class	913,312	274,098

M Capital Appreciation Fund	671,510	701,191

M International Equity Fund	822,323	355,627

M Large Cap Growth Fund	1,101,456	451,454

M Large Cap Value Fund	664,049	376,321

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	192,938	114,577

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	42,076	82,581

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Instutitional Class	19,601	39,170

PIMCO VIT Real Return Portfolio—Institutional Class	158,875	93,613

PIMCO VIT Total Return Portfolio—Institutional Class	363,837	316,696

PVC Equity Income Account—Class 1	1,041,509	295,710

PVC MidCap Account—Class 1	65,488	73,947

PSF Natural Resources Portfolio—Class II	91,910	84,519

T. Rowe Price® Health Sciences Portfolio I	132,586	140,769

T. Rowe Price® Limited-Term Bond Portfolio	75,966	122,880

Templeton Developing Markets VIP Fund—Class 1	584,767	362,018

Vanguard VIF Capital Growth Portfolio	1,625,772	401,017

Vanguard VIF Equity Index Portfolio	6,229,053	2,387,370

Vanguard VIF High Yield Bond Portfolio	428,145	210,451

Vanguard VIF Mid-Cap Index Portfolio	1,516,347	3,771,237

Vanguard VIF Real Estate Index Portfolio	396,266	135,227

Vanguard VIF Small Company Growth Portfolio	1,846,095	515,851

Vanguard VIF Total Bond Market Index Portfolio	742,912	532,848

Voya Russell Large Cap Growth Index Portfolio—Class I	948,535	3,710,404

VY CBRE Global Real Estate Portfolio—Class I	49,758	18,815

B-42	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

Note 5—condensed financial information

					For the period ended December 31,

Period	Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

TIAA-CREF Life Balanced Sub-Account
2022	42,829	$45.35	$37.82	$1,619,968	2.61%	(16.59)%
2021	43,891	$41.30	$45.35	$1,990,298	1.84%	9.78%
2020	39,121	$36.18	$41.30	$1,615,880	1.92%	14.16%
2019	44,959	$30.45	$36.18	$1,626,661	2.08%	18.81%
2018	42,494	$32.21	$30.45	$1,294,031	0.02%	(5.47)%

TIAA-CREF Life Core Bond Sub-Account
2022	92,735	$34.51	$29.95	$2,777,582	2.28%	(13.21)%
2021	81,053	$34.85	$34.51	$2,797,245	2.37%	(0.99)%
2020	77,250	$32.32	$34.85	$2,692,523	2.84%	7.86%
2019	75,828	$29.52	$32.32	$2,450,439	3.19%	9.48%
2018	47,157	$29.75	$29.52	$1,392,021	2.97%	(0.79)%

TIAA-CREF Life Growth Equity Sub-Account
2022	65,286	$125.75	$84.35	$5,507,131	0.00%	(32.92)%
2021	62,912	$108.25	$125.75	$7,911,114	0.24%	16.16%
2020	78,866	$75.19	$108.25	$8,537,464	0.36%	43.97%
2019	103,869	$57.52	$75.19	$7,810,262	0.44%	30.73%
2018	75,434	$57.64	$57.52	$4,338,942	0.38%	(0.21)%

TIAA-CREF Life Growth & Income Sub-Account
2022	34,294	$96.53	$75.07	$2,574,308	0.78%	(22.24)%
2021	41,944	$77.12	$96.53	$4,048,962	0.78%	25.17%
2020	44,042	$64.03	$77.12	$3,396,569	1.28%	20.44%
2019	46,074	$49.22	$64.03	$2,950,223	1.01%	30.10%
2018	44,685	$53.06	$49.22	$2,199,283	0.91%	(7.25)%

TIAA-CREF Life International Equity Sub-Account
2022	126,506	$51.44	$42.85	$5,420,360	3.12%	(16.70)%
2021	130,390	$46.41	$51.44	$6,707,126	1.09%	10.84%
2020	133,112	$40.23	$46.41	$6,177,313	1.68%	15.34%
2019	136,977	$32.69	$40.23	$5,511,189	2.21%	23.07%
2018	114,445	$42.78	$32.69	$3,741,408	1.08%	(23.58)%

TIAA-CREF Life Large-Cap Value Sub-Account
2022	18,484	$71.21	$66.16	$1,222,794	1.31%	(7.10)%
2021	18,804	$56.14	$71.21	$1,338,993	1.41%	26.85%
2020	18,400	$53.97	$56.14	$1,032,913	1.90%	4.01%
2019	22,159	$41.95	$53.97	$1,195,992	1.85%	28.66%
2018	18,885	$48.85	$41.95	$792,239	1.37%	(14.13)%

TIAA-CREF Life Money Market Sub-Account
2022	522,857	$26.34	$26.73	$13,974,950	1.61%	1.46%
2021	116,995	$26.34	$26.34	$3,081,778	0.00%	0.00%
2020	343,354	$26.24	$26.34	$9,044,714	0.34%	0.41%
2019	183,143	$25.70	$26.24	$4,804,647	2.09%	2.09%
2018	386,783	$25.27	$25.70	$9,939,635	1.75%	1.71%

TIAA-CREF Life Real Estate Securities Sub-Account
2022	9,780	$73.24	$52.28	$511,277	1.53%	(28.62)%
2021	9,664	$52.49	$73.24	$707,832	1.29%	39.53%
2020	13,660	$51.84	$52.49	$717,094	2.42%	1.27%
2019	12,759	$39.47	$51.84	$661,368	2.08%	31.33%
2018	10,033	$41.21	$39.47	$395,989	1.93%	(4.23)%

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-43

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

					For the period ended December 31,

Period	Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

TIAA-CREF Life Small-Cap Equity Sub-Account
2022	31,990	$80.75	$68.13	$2,179,549	0.48%	(15.63)%
2021	31,537	$64.73	$80.75	$2,546,637	0.44%	24.76%
2020	26,731	$57.38	$64.73	$1,730,220	0.86%	12.80%
2019	27,475	$46.38	$57.38	$1,576,571	0.49%	23.72%
2018	22,511	$52.73	$46.38	$1,044,035	0.61%	(12.05)%

TIAA-CREF Life Social Choice Equity Sub-Account
2022	7,910	$96.20	$79.05	$625,295	1.28%	(17.83)%
2021	7,456	$76.14	$96.20	$717,264	1.10%	26.35%
2020	6,942	$63.20	$76.14	$528,562	1.66%	20.47%
2019	5,914	$48.11	$63.20	$373,800	1.63%	31.38%
2018	5,408	$50.93	$48.11	$260,155	1.04%	(5.55)%

TIAA-CREF Life Stock Index Sub-Account
2022	316,400	$99.80	$80.66	$25,519,381	1.34%	(19.18)%
2021	326,715	$79.44	$99.80	$32,606,560	1.23%	25.63%
2020	308,227	$65.78	$79.44	$24,486,334	1.80%	20.76%
2019	330,710	$50.29	$65.78	$21,755,448	1.75%	30.81%
2018	278,863	$53.09	$50.29	$14,023,511	1.67%	(5.28)%

Delaware VIP Small Cap Value Series-Standard Class Sub-Account
2022	44,311	$70.57	$62.04	$2,749,093	0.82%	(12.09)%
2021	45,888	$52.50	$70.57	$3,238,443	0.90%	34.42%
2020	54,886	$53.52	$52.50	$2,881,650	1.37%	(1.90)%
2019	55,512	$41.77	$53.52	$2,971,039	1.04%	28.14%
2018	53,239	$50.15	$41.77	$2,223,642	0.83%	(16.72)%

DFA VA Equity Allocation Portfolio Sub-Account
2022	71,666	$43.51	$37.55	$2,691,294	1.80%	(13.68)%
2021	70,753	$34.98	$43.51	$3,078,129	2.20%	24.37%
2020	39,443	$31.19	$34.98	$1,379,682	1.92%	12.16%
2019	33,525	$24.77	$31.19	$1,045,560	2.91%	25.91%
2018	4,295	$27.87	$24.77	$106,394	1.71%	(11.19)%

DFA VA Global Bond Portfolio Sub-Account
2022	60,181	$29.59	$27.72	$1,668,107	1.54%	(6.33)%
2021	63,691	$29.90	$29.59	$1,884,784	0.77%	(1.04)%
2020	59,887	$29.47	$29.90	$1,790,827	0.03%	1.46%
2019	53,433	$28.29	$29.47	$1,574,863	2.66%	4.19%
2018	48,758	$27.80	$28.29	$1,379,342	5.59%	1.75%

DFA VA Global Moderate Allocation Portfolio Sub-Account
2022	226,883	$45.30	$40.34	$9,151,821	1.39%	(10.96)%
2021	265,591	$39.67	$45.30	$12,031,513	1.45%	14.20%
2020	272,658	$35.64	$39.67	$10,815,445	1.16%	11.29%
2019	280,084	$30.17	$35.64	$9,983,010	2.28%	18.12%
2018	291,071	$32.41	$30.17	$8,782,754	2.22%	(6.90)%

DFA VA International Small Portfolio Sub-Account
2022	110,181	$57.27	$47.16	$5,196,637	2.57%	(17.64)%
2021	113,089	$49.99	$57.27	$6,476,421	2.62%	14.56%
2020	113,172	$45.69	$49.99	$5,657,222	2.34%	9.41%
2019	105,828	$36.87	$45.69	$4,834,938	2.89%	23.90%
2018	97,322	$45.96	$36.87	$3,588,694	1.74%	(19.77)%

B-44	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

					For the period ended December 31,

Period	Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

DFA VA International Value Portfolio Sub-Account
2022	169,518	$43.68	$42.17	$7,148,754	3.87%	(3.46)%
2021	186,816	$36.98	$43.68	$8,160,357	3.98%	18.11%
2020	195,482	$37.65	$36.98	$7,229,345	2.65%	(1.76)%
2019	187,243	$32.49	$37.65	$7,049,050	3.95%	15.86%
2018	155,885	$39.19	$32.49	$5,065,250	3.01%	(17.08)%

DFA VA Short-Term Fixed Portfolio Sub-Account
2022	47,210	$26.90	$26.59	$1,255,233	1.46%	(1.16)%
2021	39,220	$26.95	$26.90	$1,054,978	0.01%	(0.19)%
2020	45,081	$26.79	$26.95	$1,214,929	0.57%	0.60%
2019	41,596	$26.13	$26.79	$1,114,357	2.48%	2.52%
2018	34,492	$25.68	$26.13	$901,373	1.73%	1.78%

DFA VA US Large Value Portfolio Sub-Account
2022	135,324	$79.27	$75.41	$10,204,146	2.17%	(4.88)%
2021	146,406	$62.40	$79.27	$11,606,002	1.76%	27.04%
2020	144,928	$63.27	$62.40	$9,043,736	2.40%	(1.38)%
2019	143,277	$50.30	$63.27	$9,065,343	2.25%	25.78%
2018	135,145	$57.24	$50.30	$6,798,015	2.34%	(12.12)%

DFA VA US Targeted Value Portfolio Sub-Account
2022	54,582	$80.88	$77.47	$4,228,702	1.29%	(4.21)%
2021	61,571	$57.91	$80.88	$4,980,016	1.43%	39.68%
2020	63,510	$55.69	$57.91	$3,677,603	2.05%	3.98%
2019	55,409	$45.44	$55.69	$3,085,591	1.60%	22.56%
2018	50,165	$54.01	$45.44	$2,279,378	1.07%	(15.87)%

DFA VIT Inflation Protected Securities Portfolio Sub-Account
2022	14,422	$32.21	$28.20	$406,640	8.21%	(12.45)%
2021	20,284	$30.50	$32.21	$653,251	9.02%	5.58%
2020	9,519	$27.30	$30.50	$290,351	1.09%	11.72%
2019	9,629	$25.18	$27.30	$262,910	2.51%	8.46%
2018	860	$25.52	$25.18	$21,640	0.40%	(1.33)%

John Hancock Emerging Markets Value Trust Sub-Account
2022	86,297	$35.66	$31.51	$2,719,559	3.65%	(11.63)%
2021	89,738	$32.06	$35.66	$3,200,176	2.39%	11.25%
2020	88,049	$30.91	$32.06	$2,822,503	2.45%	3.72%
2019	86,115	$27.87	$30.91	$2,661,410	3.28%	10.89%
2018	77,196	$32.21	$27.87	$2,151,434	3.10%	(13.48)%

LVIP Delaware Diversified Income Fund- Standard Class Sub-Account
2022	184,288	$31.97	$27.54	$5,075,234	3.46%	(13.86)%
2021(q)	169,119	$0.00	$31.97	$5,406,646	2.71%	0.70%

M Capital Appreciation Fund Sub-Account
2022	63,073	$83.30	$68.19	$4,300,947	0.00%	(18.14)%
2021	68,209	$70.75	$83.30	$5,681,774	0.00%	17.74%
2020	80,044	$60.10	$70.75	$5,663,130	0.00%	17.73%
2019	103,641	$46.64	$60.10	$6,228,518	0.35%	28.85%
2018	79,725	$54.33	$46.64	$3,718,414	0.33%	(14.15)%

M International Equity Fund Sub-Account
2022	233,780	$39.67	$34.05	$7,960,484	2.77%	(14.16)%
2021	226,760	$35.72	$39.67	$8,994,916	2.46%	11.05%
2020	224,144	$32.80	$35.72	$8,006,694	1.83%	8.90%
2019	196,659	$27.26	$32.80	$6,450,949	2.94%	20.33%
2018	185,721	$34.32	$27.26	$5,063,083	1.60%	(20.57)%

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-45

Notes to financial statements

TIAA-CREF Life Separate Account VLI-2

					For the period ended December 31,

Period	Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

M Large Cap Growth Fund Sub-Account
2022	77,793	$112.50	$83.92	$6,528,183	0.00%	(25.41)%
2021	76,255	$92.60	$112.50	$8,579,101	0.00%	21.49%
2020	80,098	$71.84	$92.60	$7,417,098	0.00%	28.89%
2019	86,272	$52.79	$71.84	$6,198,042	0.00%	36.09%
2018	87,939	$55.54	$52.79	$4,642,269	0.00%	(4.95)%

M Large Cap Value Fund Sub-Account
2022	66,375	$65.00	$64.06	$4,251,927	2.07%	(1.45)%
2021	66,273	$50.00	$65.00	$4,307,872	1.60%	30.01%
2020	67,214	$51.63	$50.00	$3,360,617	2.12%	(3.16)%
2019	61,631	$42.49	$51.63	$3,182,114	1.76%	21.52%
2018	65,312	$48.32	$42.49	$2,775,061	1.50%	(12.07)%

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio-I Class Sub-Account
2022	14,447	$63.77	$57.55	$831,459	0.58%	(9.75)%
2021	15,427	$48.02	$63.77	$983,841	0.59%	32.80%
2020	17,452	$49.31	$48.02	$838,108	1.27%	(2.62)%
2019	15,689	$42.24	$49.31	$773,717	0.76%	16.74%
2018	11,823	$49.86	$42.24	$499,446	0.72%	(15.28)%

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account
2022	8,888	$32.75	$27.65	$245,725	4.94%	(15.59)%
2021	10,623	$33.57	$32.75	$347,912	4.63%	(2.42)%
2020	8,936	$31.41	$33.57	$299,888	4.69%	6.87%
2019	16,789	$27.32	$31.41	$527,304	4.57%	14.95%
2018	14,837	$28.64	$27.32	$405,412	4.36%	(4.59)%

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)-Institutional Class Sub-Account
2022	14,449	$28.71	$25.59	$369,767	1.63%	(10.87)%
2021	15,702	$29.92	$28.71	$450,843	5.24%	(4.01)%
2020	14,837	$27.13	$29.92	$443,819	2.61%	10.28%
2019	15,169	$25.52	$27.13	$411,465	2.60%	6.29%
2018	15,527	$26.60	$25.52	$396,258	7.08%	(4.05)%

PIMCO VIT Real Return Portfolio-Institutional Class Sub-Account
2022	32,002	$33.13	$29.23	$935,291	7.15%	(11.77)%
2021	32,234	$31.33	$33.13	$1,067,798	5.15%	5.74%
2020	26,849	$28.00	$31.33	$841,086	1.59%	11.88%
2019	25,933	$25.78	$28.00	$726,125	1.83%	8.60%
2018	27,315	$26.32	$25.78	$704,272	2.63%	(2.06)%

PIMCO VIT Total Return Portfolio-Institutional Class Sub-Account
2022	137,401	$34.19	$29.35	$4,032,199	2.76%	(14.17)%
2021	139,454	$34.58	$34.19	$4,768,122	1.98%	(1.12)%
2020	115,649	$31.78	$34.58	$3,998,882	2.26%	8.81%
2019	102,636	$29.28	$31.78	$3,261,529	3.16%	8.52%
2018	104,228	$29.39	$29.28	$3,052,179	2.74%	(0.38)%

PVC Equity Income Account-Class 1 Sub Account
2022	61,877	$80.06	$71.66	$4,433,877	1.93%	(10.50)%
2021	59,780	$65.37	$80.06	$4,785,912	1.93%	22.47%
2020	68,377	$61.42	$65.37	$4,469,974	2.11%	6.43%
2019	58,794	$47.58	$61.42	$3,611,219	2.03%	29.09%
2018	49,396	$50.09	$47.58	$2,350,375	1.90%	(5.01)%

B-46	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

					For the period ended December 31,

Period	Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

PVC MidCap Account-Class 1 Sub-Account
2022	5,693	$111.86	$86.16	$490,492	0.18%	(22.98)%
2021	6,366	$89.11	$111.86	$712,078	0.13%	25.53%
2020	6,527	$75.30	$89.11	$581,612	0.73%	18.33%
2019	6,800	$52.63	$75.30	$512,063	0.28%	43.10%
2018	6,913	$56.31	$52.63	$363,777	0.26%	(6.55)%

PSF Natural Resources Portfolio-Class II Sub-Account
2022	20,345	$22.73	$27.63	$562,153	0.00%	21.54%
2021	19,783	$18.18	$22.73	$449,734	0.00%	25.03%
2020	19,835	$16.26	$18.18	$360,650	0.00%	11.82%
2019	20,200	$14.75	$16.26	$328,472	0.00%	10.25%
2018	16,245	$18.08	$14.75	$239,586	0.00%	(18.42)%

T. Rowe Price® Health Sciences Portfolio I Sub-Account
2022	18,836	$62.05	$54.31	$1,023,011	0.00%	(12.47)%
2021	19,253	$54.86	$62.05	$1,194,675	0.00%	13.10%
2020	25,891	$42.33	$54.86	$1,420,452	0.00%	29.62%
2019	27,778	$32.82	$42.33	$1,175,726	0.00%	28.95%
2018	30,975	$32.46	$32.82	$1,016,752	0.00%	1.11%

T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
2022	16,603	$28.99	$27.68	$459,512	1.91%	(4.52)%
2021	18,699	$28.95	$28.99	$541,998	1.36%	0.13%
2020	28,012	$27.65	$28.95	$810,921	1.97%	4.71%
2019	18,884	$26.49	$27.65	$522,071	2.40%	4.35%
2018	18,690	$26.18	$26.49	$495,148	2.04%	1.18%

Templeton Developing Markets VIP Fund-Class 1 Sub-Account
2022	115,135	$37.19	$29.12	$3,352,703	2.94%	(21.70)%
2021	120,328	$39.36	$37.19	$4,475,077	1.01%	(5.51)%
2020	99,336	$33.53	$39.36	$3,909,749	4.27%	17.39%
2019	86,835	$26.42	$33.53	$2,911,491	1.20%	26.92%
2018	72,763	$31.24	$26.42	$1,922,240	1.11%	(15.44)%

Vanguard VIF Capital Growth Portfolio Sub-Account
2022	83,775	$113.47	$95.90	$8,033,676	0.87%	(15.48)%
2021	79,732	$93.36	$113.47	$9,046,938	0.96%	21.54%
2020	83,738	$79.47	$93.36	$7,817,487	1.45%	17.47%
2019	89,226	$62.82	$79.47	$7,090,820	1.06%	26.50%
2018	83,813	$63.57	$62.82	$5,265,430	0.90%	(1.18)%

Vanguard VIF Equity Index Portfolio Sub-Account
2022	557,085	$93.34	$76.33	$42,520,231	1.34%	(18.23)%
2021	541,312	$72.61	$93.34	$50,527,051	1.24%	28.55%
2020	544,210	$61.43	$72.61	$39,516,021	1.70%	18.20%
2019	517,492	$46.79	$61.43	$31,789,845	1.88%	31.30%
2018	482,491	$48.99	$46.79	$22,573,802	1.55%	(4.51)%

Vanguard VIF High Yield Bond Portfolio Sub-Account
2022	72,982	$42.59	$38.61	$2,817,553	4.96%	(9.36)%
2021	71,293	$41.08	$42.59	$3,036,716	3.74%	3.68%
2020	55,985	$38.88	$41.08	$2,300,050	5.67%	5.67%
2019	61,171	$33.61	$38.88	$2,378,227	5.55%	15.67%
2018	54,542	$34.55	$33.61	$1,833,145	4.75%	(2.73)%

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-47

Notes to financial statements	concluded

TIAA-CREF Life Separate Account VLI-2

					For the period ended December 31,

Period	Accumulation units outstanding, end of period	Accumulation unit value, beginning of period	Accumulation unit value, end of period	Net assets, end of period	Ratio of investment income to average net assets(d)(f)	Total return(b)(h)

Vanguard VIF Mid-Cap Index Portfolio Sub-Account
2022	127,262	$89.00	$72.25	$9,194,367	1.09%	(18.82)%
2021	169,247	$71.57	$89.00	$15,062,576	0.88%	24.36%
2020	131,267	$60.61	$71.57	$9,394,361	1.41%	18.07%
2019	133,022	$46.31	$60.61	$8,062,915	1.34%	30.87%
2018	97,528	$51.08	$46.31	$4,516,985	1.16%	(9.33)%

Vanguard VIF Real Estate Index Portfolio Sub-Account
2022	65,872	$64.15	$47.28	$3,114,380	1.89%	(26.30)%
2021	64,827	$45.75	$64.15	$4,158,554	1.96%	40.21%
2020	64,121	$48.09	$45.75	$2,933,739	2.51%	(4.85)%
2019	61,691	$37.33	$48.09	$2,966,504	2.60%	28.81%
2018	55,637	$39.44	$37.33	$2,077,054	2.92%	(5.35)%

Vanguard VIF Small Company Growth Portfolio Sub-Account
2022	70,020	$89.05	$66.48	$4,653,694	0.27%	(25.35)%
2021	72,929	$77.97	$89.05	$6,493,228	0.37%	14.22%
2020	71,203	$63.29	$77.97	$5,550,367	0.63%	23.18%
2019	86,377	$49.41	$63.29	$5,466,198	0.47%	28.11%
2018	60,778	$53.27	$49.41	$3,002,816	0.38%	(7.26)%

Vanguard VIF Total Bond Market Index Portfolio Sub-Account
2022	351,467	$32.44	$28.15	$9,895,241	2.06%	(13.21)%
2021	354,519	$33.01	$32.44	$11,500,833	2.03%	(1.72)%
2020	322,690	$30.68	$33.01	$10,651,151	2.42%	7.58%
2019	313,712	$28.23	$30.68	$9,625,104	2.44%	8.67%
2018	278,837	$28.27	$28.23	$7,872,277	2.23%	(0.13)%

Voya Russell Large Cap Growth Index Portfolio—Class I Sub-Account
2022	37,776	$136.64	$95.61	$3,611,764	0.39%	(30.03)%
2021	64,075	$104.57	$136.64	$8,755,183	0.42%	30.66%
2020	43,604	$75.52	$104.57	$4,559,729	0.55%	38.46%
2019	24,740	$55.60	$75.52	$1,868,436	0.94%	35.84%
2018	23,617	$56.14	$55.60	$1,313,073	1.03%	(0.97)%

VY CBRE Global Real Estate Portfolio-Class I Sub-Account
2022	5,226	$52.44	$39.36	$205,669	3.40%	(24.95)%
2021	4,947	$39.00	$52.44	$259,397	2.82%	34.47%
2020	4,836	$40.98	$39.00	$188,595	6.16%	(4.83)%
2019	4,642	$32.85	$40.98	$190,218	2.86%	24.74%
2018	4,504	$35.91	$32.85	$147,963	5.52%	(8.52)%

(b)	Not annualized for periods less than one year.
(d)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(f)

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as morality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values of the redemption of units, if any. The recognition of investment income by the Sub-Account is affected by the timing of declaration of dividends by the underlying fund in which the Sub-Account invests.

(h)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period, which is not annualized.

(q)	Sub-Account commenced operations April 30, 2021.

B-48	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-1

Report of independent auditors

To the Board of Directors of TIAA-CREF Life Insurance Company

Opinions

We have audited the accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021, and the related statutory-basis statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”).

Unmodified opinion on statutory basis of accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Emphasis of matters

As discussed in Note 9 to the financial statements, the Company has entered into significant transactions with affiliated entities. As discussed in Note 1 to the financial statements, effective December 31, 2019, the Company no longer manufactures life insurance products for new customers and will continue to service all existing life insurance contracts. Our opinion is not modified with respect to these matters.

Responsibilities of management for the financial statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

B-2	Statement of Additional Information ∎ TC Life Insurance Company Financials

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

New York, New York

March 9, 2023

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-3

Statutory–basis statements of admitted assets, liabilities and capital and surplus

TIAA-CREF Life Insurance Company

	December 31,
(in thousands, except share amounts)	2022	2021

ADMITTED ASSETS

Bonds	$13,355,205	$12,437,853

Preferred stocks	9,376	10,022

Cash, cash equivalents and short-term investments	97,648	165,900

Contract loans	48,211	44,839

Other invested assets	4,690	10,552

Total cash and invested assets	13,515,130	12,669,166

Investment income due and accrued	100,958	90,401

Net deferred federal income tax asset	16,300	17,414

Reinsurance amounts receivable	8,529	13,498

Other assets	25,345	29,087

Separate account assets	3,966,298	4,806,546

Total admitted assets	$17,632,560	$17,626,112

LIABILITIES, CAPITAL AND SURPLUS

Liabilities

Reserves for life and health insurance, annuities and deposit-type contracts	$12,610,944	$11,833,612

Asset valuation reserve	77,801	64,958

Interest maintenance reserve	46,736	39,155

Federal income tax payable to TIAA	5,033	5,990

Other amounts payable on reinsurance	7,630	8,603

Other liabilities	32,524	37,015

Separate account liabilities	3,954,476	4,795,122

Total liabilities	16,735,144	16,784,455

Capital and Surplus

Capital stock (2,500 shares of $1,000 par value common stock authorized, issued and outstanding)	2,500	2,500

Additional paid-in capital	777,500	777,500

Surplus (deficit)	117,416	61,657

Total capital and surplus	897,416	841,657

Total liabilities, capital and surplus	$17,632,560	$17,626,112

B-4	Statement of Additional Information ∎ TC Life Insurance Company Financials	See notes to statutory-basis financial statements

Statutory–basis statements of operations

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2022	2021	2020

REVENUES

Insurance and annuity premiums and other considerations	$258,298	$435,313	$369,414

Net investment income	404,485	362,614	353,764

Commissions and expense allowances on reinsurance ceded	7,410	9,732	10,615

Reserve adjustments on reinsurance ceded	(11,453)	(7,468)	(8,867)

Separate account fees and other revenues	21,059	22,141	18,691

Total revenues	$679,799	$822,332	$743,617

EXPENSES

Policy and contract benefits	$394,462	$398,599	$356,581

Increase (decrease) in policy and contract reserves	3,237	46,123	(186,639)

Insurance expenses and taxes (excluding federal income taxes)	74,088	71,026	73,322

Commissions on premiums	4,209	5,649	7,531

Interest on deposit-type contracts	98,778	90,088	113,162

Net transfers to (from) separate accounts	(77,274)	58,877	44,786

Total expenses	$497,500	$670,362	$408,743

Income before federal income tax and net realized capital (losses)	182,299	151,970	334,874

Federal income tax expense	34,780	29,067	18,634

Net realized capital (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(842)	(1,093)	(4,721)

Net income	$146,677	$121,810	$311,519

See notes to statutory-basis financial statements	TC Life Insurance Company Financials ∎ Statement of Additional Information	B-5

Statutory–basis statements of changes in capital and surplus

TIAA-CREF Life Insurance Company

(in thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total

Balance, December 31, 2019	$2,500	$777,500	$(269,463)	$510,537

Net income (loss)	—	—	311,519	311,519

Change in reserve on account of change in valuation basis	—	—	(4,574)	(4,574)

Change in asset valuation reserve	—	—	(3,321)	(3,321)

Change in surplus in separate accounts	—	—	(1,089)	(1,089)

Change in liability for reinsurance in unauthorized companies	—	—	4,217	4,217

Change in net deferred income tax	—	—	(48,432)	(48,432)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	48,676	48,676

Deferred premium asset limitation	—	—	1,275	1,275

Other assets	—	—	(25)	(25)

Balance, December 31, 2020	$2,500	$777,500	$38,783	$818,783

Net income (loss)	—	—	121,810	121,810

Change in net unrealized capital gains (losses) on investments, net of $302 in taxes	—	—	1,137	1,137

Change in reserve on account of change in valuation basis	—	—	1,568	1,568

Change in asset valuation reserve	—	—	(8,956)	(8,956)

Change in surplus in separate accounts	—	—	(719)	(719)

Change in liability for reinsurance in unauthorized companies	—	—	(11,600)	(11,600)

Change in net deferred income tax	—	—	3,346	3,346

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(3,418)	(3,418)

Deferred premium asset limitation	—	—	1,304	1,304

Other assets	—	—	2	2

Dividends to stockholders	—	—	(81,600)	(81,600)

Balance, December 31, 2021	$2,500	$777,500	$61,657	$841,657

Net income (loss)	—	—	146,677	146,677

Change in net unrealized capital gains (losses) on investments, net of $179 in taxes	—	—	(825)	(825)

Change in asset valuation reserve	—	—	(12,844)	(12,844)

Change in surplus in separate accounts	—	—	(1,011)	(1,011)

Change in liability for reinsurance in unauthorized companies	—	—	5,260	5,260

Change in net deferred income tax	—	—	(1,282)	(1,282)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	348	348

Deferred premium asset limitation	—	—	4,032	4,032

Other assets	—	—	(696)	(696)

Dividends to stockholders	—	—	(83,900)	(83,900)

Balance, December 31, 2022	$2,500	$777,500	$117,416	$897,416

B-6	Statement of Additional Information ∎ TC Life Insurance Company Financials	See notes to statutory-basis financial statements

Statutory–basis statements of cash flows

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2022	2021	2020

CASH FROM OPERATIONS

Insurance and annuity premiums and other considerations	$263,068	$435,901	$370,067

Net investment income	384,536	362,285	338,936

Separate account fees and other revenues	27,061	31,658	30,941

Total receipts	674,665	829,844	739,944

Policy and contract benefits	403,507	416,205	363,787

Commissions and expenses paid	77,751	76,745	80,840

Federal income taxes paid	40,213	34,054	18,764

Net transfers to separate accounts	(82,172)	57,632	43,977

Total disbursements	439,299	584,636	507,368

Net cash from operations	235,366	245,208	232,576

CASH FROM INVESTMENTS

Proceeds from long-term investments sold, matured, or repaid:

Bonds	2,010,817	1,222,345	1,131,646

Net gains on cash, cash equivalents and short-term investments	27	4	12

Miscellaneous proceeds	5,968	—	1,805

Cost of investments acquired:

Bonds	2,907,565	1,697,286	3,619,359

Net increase in contract loans	3,372	1,750	3,262

Stocks	—	8,400	—

Miscellaneous applications	—	7,468	15,339

Net cash used in investments	(894,125)	(492,555)	(2,504,497)

CASH FROM FINANCING AND OTHER

Net deposits on deposit-type contracts funds	677,713	192,558	2,307,362

Dividends to stockholders	(83,900)	(81,600)	—

Other cash provided (applied)	(3,306)	19,945	(32,476)

Net cash from financing and other	590,507	130,903	2,274,886

NET CHANGE IN CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS	(68,252)	(116,444)	2,965

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	165,900	282,344	279,379

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, END OF YEAR	$97,648	$165,900	$282,344

See notes to statutory-basis financial statements	TC Life Insurance Company Financials ∎ Statement of Additional Information	B-7

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company, and changed its name to TIAA-CREF Life Insurance Company (“TIAA Life” or the “Company”) on May 1, 1998. TIAA Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, funding agreements issued directly to states in support of state sponsored 529 college savings and scholarship plans, and single premium immediate annuities.

Effective December 31, 2019, the Company no longer manufactures life insurance products for new customers, but continues to offer an existing universal life policy as a permanent life insurance conversion option for owners of TIAA Life term life insurance policies with conversion privileges. The Company continues to service all existing contracts on life insurance products.

Note 2—significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department.

	For the Years Ended December 31,
(in thousands)	NAIC SAP#	Financial Statement Line	2022	2021	2020

Net income (loss), New York SAP			$146,677	$121,810	$311,519

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Increase/(decrease) in policy and contract reserves	19	(377)	(638)

Additional reserves for variable annuities	51R	Increase/(decrease) in policy and contract reserves	10	27	—

Net income (loss), NAIC SAP			$146,706	$121,460	$310,881

Capital and surplus, New York SAP			$897,416	841,657	$818,783

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Deferred premium asset limitation	51R, 61R	Other assets	589	669	746

Additional reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	6,118	6,099	6,476

Additional reserves for variable annuities	51R	Reserves for life and health insurance, annuities and deposit-type contracts	37	27	—

Capital and surplus, NAIC SAP			$904,160	$848,452	$826,005

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

The additional reserve for variable annuities results from the Department prescribing a floor under Regulation No. 213 (11 NYCRR 103), Principle-Based Reserving, effective December 31, 2020. Therefore, the Company’s reported reserve for variable annuities is the greater of those prescribed under the NAIC Valuation Manual (“VM”) in section VM-21 Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”), and Regulation No. 213.

B-8	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

The Company’s risk based capital as of December 31, 2022 and 2021 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost under NAIC SAP;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such other-than-temporary impairments are recorded to the Interest Maintenance Reserve (“IMR”);

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•

Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses on impairments included in the Asset Valuation Reserve (“AVR”), which is a component of surplus under NAIC SAP;

•

Changes in the value of certain other invested assets accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•

Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	All derivative instruments are carried at fair value under GAAP, whereas under NAIC SAP, certain derivative instruments are carried at amortized cost;

•

Changes in the fair value of derivative instruments are generally reported through earnings unless they qualify and are designated for cash flow or net investment hedge accounting, whereas under NAIC SAP, changes in the fair value of derivative instruments not carried at amortized cost are recorded as unrealized capital gains or losses and reported as changes in surplus;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves under NAIC SAP;

•	The AVR is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•

The IMR is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

•

Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-9

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life insurance contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

•

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•

When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of OTTIs, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

The Russian invasion of Ukraine has created significant uncertainty in the global financial markets and economies. The duration and extent of this uncertainty and the related impact over the long-term cannot be reasonably estimated at this time. While not currently expected to be material, TIAA Life will continue to monitor the impact on the Company’s business, results of operations, investments, and cash flows.

Reclassifications: Certain prior year amounts within these financial statement footnotes have been reclassified to conform to the current year presentation. No reclassifications were made to the Statements of Admitted Assets, Liabilities, and Capital and Surplus and the related Statements of Operations, Changes in Capital and Surplus, and Cash Flows.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost bases, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

B-10	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Non-perpetual preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6, which are stated at the lower of amortized cost or fair value. Perpetual and mandatory convertible preferred stocks are carried at fair value. The fair values of preferred stocks are determined using prices provided by independent pricing services or internally developed pricing models and the fair value is capped by any currently effective call price. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other Invested Assets: Other invested assets include the Company’s investments in surplus notes, which are stated at amortized cost and receivables for securities. All of the Company’s investments in surplus notes have an NAIC 1 rating designation.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are maintained for the benefit of separate account contract holders. In accordance with the provisions of the separate account products, some separate account assets are considered legally insulated, which prevents such assets from being generally available to satisfy claims resulting from the general account. The Company’s separate accounts are legally insulated from the general account with the exception of the Separate Account MVA-1, which is not legally insulated. Separate account assets are accounted for at fair value. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus in the accompanying Statements of Changes in Capital and Surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in thousands):

	2022	2021	Change

Net deferred tax assets	$34,057	$34,405	$(348)

Deferred premium assets	29,892	33,924	(4,032)

Sundry receivables	720	24	696

Total	$64,669	$68,353	$(3,684)

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-11

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations. The Company’s funding agreements that are issued directly to states in support of state sponsored 529 college savings and scholarship plans do not contain life contingencies and are accounted for as deposit-type contracts.

Reinsurance: The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Reinsurance premiums, benefits and reserves are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are reported as income in the summary of operations, and the balance sheet provision for due and accrued amounts is reported as an asset. Amounts shown in the financial statements are reported net of the impact of reinsurance.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus except for net deferred taxes related to the unrealized appreciation or depreciation on investments, which are included in the change in unrealized capital gains (losses) on investments. Net DTAs are admitted to the extent permissible. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its parent, TIAA, and its subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return.

B-12	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31, include the following (in thousands):

	2022	2021	2020

Exchange/restructure/transfer of bond investments	$152,152	$58,809	$213,446

Capitalized interest on bonds	$2,796	$2,682	$2,877

Interest credited on deposit-type contracts	$97,992	$89,488	$112,220

Deposits of bond investments on deposit-type contracts	$—	$783,824	$—

Application of new accounting pronouncements:

In December 2022, the NAIC adopted certain accounting practices within Interpretation 2022-02, Third Quarter 2022 through First Quarter 2023 Reporting of the Inflation Reduction Act (the “Act”)—Corporate Alternative Minimum Tax (“CAMT”) (“INT 22-02”). The Act imposes a CAMT of 15% on an applicable corporation’s adjusted financial statement income for the tax year, reduced by corporate alternative minimum foreign tax credits. The tax is effective for tax years beginning after 2022. INT 22-02 addresses the third quarter 2022 through first quarter 2023 transition accounting and reporting aspects of the new CAMT. Because of the timing of the adoption of the Act and the considerable number of unknown variables for December 31, 2022, a reasonable estimate for the calculations impacted by the CAMT is not determinable for 2022 year-end financial statements. INT 22-02 specifies that reporting entities shall not recognize impacts related to CAMT for 2022 year-end financial statements or as a subsequent event for any estimated CAMT, but shall make certain disclosures to discuss the Act’s applicability. See Note 10 for the disclosure.

Note 3—long-term bonds

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, are shown below (in thousands):

		Excess of
2022	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$161,329	$21	$(15,527)	$145,823

All other governments	66,644	—	(3,262)	63,382

States, territories & possessions	48,408	98	(2,933)	45,573

Political subdivisions of states, territories, & possessions	81,936	56	(13,077)	68,915

Special revenue & special assessment, non-guaranteed agencies & government	1,169,852	223	(182,059)	988,016

Industrial & miscellaneous	11,822,035	15,993	(1,530,589)	10,307,439

Hybrids	5,000	—	(88)	4,912

Total	$13,355,204	$16,391	$(1,747,535)	$11,624,060

		Excess of
2021	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$222,553	$4,941	$(1,550)	$225,944

All other governments	57,755	4,116	—	61,871

States, territories & possessions	29,754	2,629	—	32,383

Political subdivisions of states, territories, & possessions	37,235	1,256	(6)	38,485

Special revenue & special assessment, non-guaranteed agencies & government	1,002,809	40,094	(3,946)	1,038,957

Industrial & miscellaneous	11,074,022	771,448	(88,212)	11,757,258

Hybrids	13,725	395	—	14,120

Total	$12,437,853	$824,879	$(93,714)	$13,169,018

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-13

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, ratings agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds: The gross unrealized losses and estimated fair values for bonds by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2022

All other bonds	$8,250,652	$(938,074)	$7,312,578	$3,114,164	$(598,227)	$2,515,937

Loaned-backed and structured bonds	936,198	(89,278)	846,920	662,224	(121,958)	540,266

Total	$9,186,850	$(1,027,352)	$8,159,498	$3,776,388	$(720,185)	$3,056,203

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2021

All other bonds	$2,903,178	$(73,467)	$2,829,711	$193,827	$(10,342)	$183,485

Loaned-backed and structured bonds	693,825	(9,304)	684,521	17,991	(601)	17,390

Total	$3,597,003	$(82,771)	$3,514,232	$211,818	$(10,943)	$200,875

Estimated fair values for bonds are subject to market fluctuations, including changes in interest rates. Generally, if interest rates increase, the value of bonds will decrease, and conversely a decline in general interest rates will tend to increase the value of bonds. During 2022, the rise in interest rates drove declines in the estimated fair values for bonds. Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (in thousands):

	December 31, 2022		December 31, 2021
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Due in one year or less	$359,227	$356,127	$279,304	$282,418

Due after one year through five years	2,841,696	2,657,983	2,411,036	2,485,399

Due after five years through ten years	4,732,489	4,038,504	4,593,916	4,703,519

Due after ten years	3,793,724	3,154,122	3,565,037	4,084,119

Subtotal	11,727,136	10,206,736	10,849,293	11,555,455

Residential mortgage-backed securities	519,888	459,229	533,789	543,587

Commercial mortgage-backed securities	687,433	570,939	602,818	611,716

Asset-backed securities	420,748	387,156	451,953	458,260

Subtotal	1,628,069	1,417,324	1,588,560	1,613,563

Total	$13,355,205	$11,624,060	$12,437,853	$13,169,018

B-14	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in thousands):

	2022		2021

NAIC 1 and 2	$13,312,393	99.7%	$12,437,567	100.0%

NAIC 3 through 6	42,812	0.3%	286	0.0%

Total	$13,355,205	100.0%	$12,437,853	100.0%

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31, as follows:

	2022	2021

Finance and financial services	26.4%	27.6%

Manufacturing	16.7%	16.7%

Public utilities	12.3%	12.3%

Revenue and special obligations	7.2%	5.0%

Real estate investment trusts	5.3%	5.2%

Services	5.1%	5.1%

Commercial mortgage-backed securities	5.1%	4.9%

Residential mortgage-backed securities	3.9%	4.3%

Oil and gas	3.6%	3.9%

Communications	3.4%	3.4%

Transportation	3.3%	3.1%

Asset-backed securities	3.2%	3.6%

Retail & wholesale trade	3.0%	2.7%

U.S. governments	0.4%	0.9%

Mining	0.4%	0.5%

Other governments	0.3%	0.5%

Other	0.4%	0.3%

Total	100.0%	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

Note 4—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in thousands):

	2022	2021	2020

Bonds	$406,788	$368,507	$360,856

Stocks	357	180	—

Other invested assets	336	338	339

Cash, cash equivalents and short-term investments	606	26	416

Contract loans	2,115	2,017	1,921

Total gross investment income	410,202	371,068	363,532

Investment expenses	(11,984)	(13,297)	(12,287)

Net investment income before amortization/(accretion) of IMR	398,218	357,771	351,245

Amortization/(accretion) of IMR	6,267	4,843	2,519

Net investment income	$404,485	$362,614	$353,764

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-15

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31, are as follows (in thousands):

	2022	2021	2020

Bonds	$17,455	$14,835	$17,576

Cash, cash equivalent and short-term investments	27	4	12

Total before capital gain (loss) tax and transfers to IMR, net of taxes	17,482	14,839	17,588

Transfers to IMR, net of taxes	(13,848)	(11,658)	(18,699)

Capital gain/loss tax benefit (expense)	(4,476)	(4,274)	(3,610)

Net realized capital gains (losses) less capital gains tax, after transfers to IMR	$(842)	$(1,093)	$(4,721)

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31 (in thousands):

	2022	2021	2020

Other-than-temporary impairments:

Bonds	$2,713	$1,048	$916

Information related to the sales of long term bonds for the years ended December 31 are as follows (in thousands):

	2022	2021	2020

Proceeds from sales	$1,479,024	$272,978	$424,785

Gross gains on sales	$27,902	$9,640	$19,345

Gross losses on sales	$4,130	$596	$8,885

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Note 5—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

B-16	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by net asset value (“NAV”), at December 31, 2022 (in thousands):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Assets:

Bonds	$11,624,060	$13,355,205	$—	$11,618,711	$5,349

Preferred stock	6,990	9,376	976	6,014	—

Other invested assets	4,821	4,621	—	4,821	—

Separate account assets	3,966,298	3,966,298	3,950,875	15,423	—

Contract loans	48,211	48,211	—	—	48,211

Cash, cash equivalent & short term investments	97,666	97,648	1,679	95,987	—

Total	$15,748,046	$17,481,359	$3,953,530	$11,740,956	$53,560

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$8,801,780	$8,801,780	$—	$—	$8,801,780

Separate account liabilities	3,954,476	3,954,476	—	—	3,954,476

Total	$12,756,256	$12,756,256	$—	$—	$12,756,256

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by NAV, at December 31, 2021 (in thousands):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Assets:

Bonds	$13,169,018	$12,437,853	$—	$13,161,446	$7,572

Preferred stock	10,022	10,022	1,320	8,702	—

Other invested assets	5,624	4,645	—	5,624	—

Separate account assets	4,806,546	4,806,546	4,786,724	19,822	—

Contract loans	44,839	44,839	—	—	44,839

Cash, cash equivalent & short term investments	165,900	165,900	—	165,900	—

Total	$18,201,949	$17,469,805	$4,788,044	$13,361,494	$52,411

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$8,026,651	$8,026,651	$—	$—	$8,026,651

Separate account liabilities	4,795,122	4,795,122	—	—	4,795,122

Total	$12,821,773	$12,821,773	$—	$—	$12,821,773

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-17

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2022 and 2021. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Preferred stocks and separate account assets in Level 1 primarily include exchange traded equities and mutual fund investments valued by the respective mutual fund companies. Cash in Level 1 represents cash on hand.

Level 2 financial instruments

Bonds in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Preferred stocks included in Level 2 include those which are traded in an inactive market for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Other invested assets in Level 2 represent surplus notes and are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Separate account assets in Level 2 consist principally of corporate bonds, short term government agency notes and commercial paper.

Cash included in Level 2 consist of outstanding disbursements in excess of cash on hand and are valued based on the carrying value of the outstanding disbursement, which approximates fair value. Cash equivalents and short term investments in Level 2 are valued principally by third party services using market observable inputs.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which approximates fair value, and are classified as Level 3.

Separate account liabilities are accounted for at fair value, except for deposit-type contracts, and reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Deposit-type contracts are valued based on the accumulated account value, which approximates fair value, and are classified as Level 3.

B-18	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value, with no fair values approximated by NAV, at December 31 (in thousands):

2022	Level 1	Level 2	Level 3	Total

Assets at fair value:

Preferred Stock	$976	$—	$—	$976

Separate account assets	3,950,875	15,423	—	3,966,298

Total assets at fair value	$3,951,851	$15,423	$—	$3,967,274

Total liabilities at fair value	$—	$—	$—	$—

2021	Level 1	Level 2	Level 3	Total

Assets at fair value:

Preferred Stock	$1,320	$8,702	$—	$10,022

Separate account assets	4,786,724	19,822	—	4,806,546

Total assets at fair value	$4,788,044	$28,524	$—	$4,816,568

Total liabilities at fair value	$—	$—	$—	$—

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

At December 31, 2022 and 2021, there are no assets or liabilities measured and reported at fair value using Level 3 inputs. The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Note 6—restricted assets

The following table provides information on amounts and the nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31 (in thousands):

	2022
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$7,897	$—	$—	$—	$7,897	$7,972	$(75)	$—	$7,897	0.045%	0.045%

	2021
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$7,972	$—	$—	$—	$7,972	$8,044	$(72)	$—	$7,972	0.045%	0.045%

Note 7—premiums and annuity considerations deferred and uncollected

Premium and annuity considerations deferred and uncollected at December 31 (in thousands):

	2022		2021
	Gross	Net of Loading	Gross	Net of Loading

Ordinary renewal	19,514	50,420	21,315	56,044

Total	$19,514	$50,420	$21,315	$56,044

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-19

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading of deferred premium is an amount obtained by subtracting the net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium that is due and unpaid at the reporting date. Net premium is the amounts used in the calculation of reserves.

Note 8—separate accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2022, the Company reported separate account assets and liabilities for the following products: variable life, variable annuity, fixed annuity, and group life.

The Company’s Separate Account VLI-1 (“VLI-1”) was established under New York law on May 23, 2001, for the purpose of issuing and funding flexible premium variable universal life insurance policies and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). The assets of this account are carried at fair value.

The Company’s Separate Account VLI-2 (“VLI-2”) was established under New York law on February 15, 2012, for the purpose of issuing and funding group and individual variable life insurance policies and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account VA-1 (“VA-1”) was established under New York law on July 27, 1998, for the purpose of funding individual non-qualified variable annuities and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account MVA-1 (“MVA-1”) was established on July 23, 2008, as a non-unitized Separate Account that supports flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at fair value.

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classifications of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference

TIAA Life VLI-1	Variable life	Section 4240 of the New York Insurance Law

TIAA Life VLI-2	Variable life	Section 4240 of the New York Insurance Law

TIAA Life VA-1	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Life MVA-1	Fixed annuity	Section 4240 of the New York Insurance Law

In accordance with the provisions of the separate account products, some assets are considered legally insulated while others are not legally insulated from the general account. Legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s Separate Account assets includes both assets legally insulated and not legally insulated from the general account at December 31, as follows (in thousands):

	2022		2021
	Separate Account Assets		Separate Account Assets
Product	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated

TIAA Life VLI-1	$398,868	$—	$458,326	$—

TIAA Life VLI-2	238,252	—	282,407	—

TIAA Life VA-1	3,302,294	—	4,037,260	—

TIAA Life MVA-1	—	26,884	—	28,553

Total	$3,939,414	$26,884	$4,777,993	$28,553

In accordance with the specific rules for products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges. The separate accounts had no reserves for asset default risk that were recorded in lieu of contributions to AVR.

Although the Company owns the assets of these separate accounts, the separate accounts’ income, investment gains and investment losses are credited to or charged against the assets of the separate accounts without regard to the Company’s other income, gains or losses.

B-20	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in thousands):

	2022
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$259	$—	$165,168	$165,427

Reserves

For accounts with assets at:

Fair value	$15,101		$3,937,593	$3,952,694

Amortized cost	—	—	—	—

Total reserves	$15,101	$—	$3,937,593	$3,952,694

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$14,751	$—	$—	$14,751

At fair value	—	—	3,937,593	3,937,593

Not subject to discretionary withdrawal	350	—	—	350

Total reserves	$15,101	$—	$3,937,593	$3,952,694

	2021
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations, or deposits	$116	$—	$318,357	$318,473

Reserves

For accounts with assets at:

Fair value	$16,693	$—	$4,775,690	$4,792,383

Amortized cost	—	—	—	—

Total reserves	$16,693	$—	$4,775,690	$4,792,383

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$16,383	$—	$—	$16,383

At fair value	—	—	4,775,690	4,775,690

Not subject to discretionary withdrawal	310	—	—	310

Total reserves	$16,693	$—	$4,775,690	$4,792,383

	2020
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations, or deposits	$10	$—	$245,872	$245,882

Reserves

For accounts with assets at:

Fair value	$18,639	$—	$4,072,644	$4,091,283

Amortized cost	—	—	—	—

Total reserves	$18,639	$—	$4,072,644	$4,091,283

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$18,359	$—	$—	$18,359

At fair value	—	—	4,072,644	4,072,644

Not subject to discretionary withdrawal	280	—	—	280

Total reserves	$18,639	$—	$4,072,644	$4,091,283

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-21

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts (in thousands):

	2022	2021	2020

Transfers as reported in the Summary of Operations of the separate accounts statement:

Transfers to separate accounts	$164,515	$319,598	$244,999

Transfers from separate accounts	(241,408)	(259,869)	(199,564)

Net transfers to (from) separate accounts	(76,893)	59,729	45,435

Reconciling adjustments:

Fund transfer exchange gain (loss)	(381)	(852)	(649)

Transfers as reported in the Company’s Statements of Operations	$(77,274)	$58,877	$44,786

Note 9 – related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense payments under the Service Agreement are made monthly by the Company to TIAA based on TIAA’s costs for providing such services. TIAA’s costs include employee benefit expenses, which are allocated based on salaries attributable to the Company. The Company also pays TIAA for investment advisory services and other administrative services for the Company’s insurance general account (the “General Account”) in accordance with an Investment Management Agreement. Further, TIAA entered into Investment Management Agreements with Teachers Advisors, LLC (“TAL”) and Nuveen Alternatives Advisors, LLC, each an indirect wholly-owned subsidiary of TIAA, appointing such affiliated advisors with authority to manage investments held within the Company’s General Account. The Company made payments to TIAA for the years ended December 31, as follows (in thousands):

	2022	2021	2020

Payments to TIAA

Operating expenses	$49,846	$45,886	$51,067

Investment expenses	11,400	13,156	12,109

Total	$61,246	$59,042	$63,176

TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, is authorized to distribute contracts for the Separate Accounts. Expenses associated with the distribution services agreement for the years ended December 31, are as follows (in thousands):

	2022	2021	2020

Payments to Services	$1,441	$3,113	$3,983

The Company has a services agreement for certain funding agreements for qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of TIAA, is the program manager, are provided to the Company by TFI pursuant to a service agreement between the Company and TFI. Payments associated with this service agreement for the years ended December 31, are as follows (in thousands):

	2022	2021	2020

Payments to TFI	$25,351	$21,489	$17,286

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that the Company will have the greater of (a) capital and surplus of $250,000 thousand, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain the Company’s financial strength ratings at least the same as TIAA’s rating. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of the Company with recourse to TIAA. During 2022, 2021, and 2020, there were no contributions from TIAA to the Company.

The Company maintains a $100,000 thousand unsecured 364-day revolving line of credit with TIAA. This line has an expiration date of June 30, 2023. As of December 31, 2022, $75,000 thousand of this facility was maintained on a committed basis and there were no balances outstanding.

B-22	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

At December 31, 2022 or 2021, respectively, the Company has the following as amounts due to Parent and affiliates, which are reported in “Other liabilities” (in thousands):

	2022	2021

Amounts due to Parent and affiliates	$7,496	$11,696

Note 10 — federal income taxes

The application of SSAP No. 101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2022 or December 31, 2021.

The components of net DTAs and DTLs at December 31, are as follows (in thousands):

	2022			2021			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

a) Gross deferred tax assets	$49,284	$4,984	$54,268	$52,325	$4,345	$56,670	$(3,041)	$639	$(2,402)

b) Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—

c) Adjusted gross deferred tax assets (a–b)	49,284	4,984	54,268	52,325	4,345	56,670	(3,041)	639	(2,402)

d) Deferred tax assets non-admitted	29,290	4,766	34,056	30,407	3,998	34,405	(1,117)	768	(349)

e) Subtotal net admitted deferred tax asset (c-d)	19,994	218	20,212	21,918	347	22,265	(1,924)	(129)	(2,053)

f) Deferred tax liabilities	3,694	218	3,912	4,504	347	4,851	(810)	(129)	(939)

g) Net admitted deferred tax assets/(net deferred tax liability) (e–f)	$16,300	$—	$16,300	$17,414	$—	$17,414	$(1,114)	$—	$(1,114)

	2022			2021			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

Admission Calculation Components SSAP No. 101 (in thousands)

a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

b) Adjusted gross DTA expected to be realized (excluding the amount of DTA from (a) above after application of the threshold limitation.(The lesser of (b)1 and (b)2 below) .	16,300	—	16,300	17,414	—	17,414	(1,114)	—	(1,114)

1. Adjusted gross DTA expected to be realized following the balance sheet date	16,300	—	16,300	17,414	—	17,414	(1,114)	—	(1,114)

2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	132,167	XXX	XXX	123,636	XXX	XXX	8,531

c) Adjusted gross DTA (excluding the amount of DTA from (a) and (b) above) offset by gross DTL	3,694	218	3,912	4,504	347	4,851	(810)	(129)	(939)

d) DTA admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$19,994	$218	$20,212	$21,918	$347	$22,265	$(1,924)	$(129)	$(2,053)

	2022	2021

(a) Ratio percentage used to determine recovery period and threshold limitation amount	1,154%	1,121%

(b) Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in thousands)	$881,116	$824,243

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-23

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	12/31/2022		12/31/2021		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital

Impact of Tax Planning Strategies: (in thousands)

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage

Adjusted gross DTA	$49,284	$4,984	$52,325	$4,345	$(3,041)	$639

Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross DTA	$19,994	$218	$21,918	$347	$(1,924)	$(129)

Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

The Company does not have DTLs that are not recognized.

The Company does not use reinsurance in its tax planning strategies.

Current income taxes incurred consist of the following major components (in thousands):

	2022	2021	2020

Current Income Tax:

Federal income tax expense	$34,060	$28,238	$18,948

Foreign taxes	—	—	—

Subtotal	$34,060	$28,238	$18,948

Federal income taxes expense/(benefit) on net capital gains/(losses)	4,256	4,274	3,610

Other	940	829	(314)

Federal and foreign income tax expense	$39,256	$33,341	$22,244

	12/31/2022	12/31/2021	Change

Deferred Tax Assets:

Ordinary:

Policyholder reserves	$8,685	$8,441	$244

Deferred acquisition costs	38,898	41,012	(2,114)

Other	1,701	2,872	(1,171)

Subtotal	$49,284	$52,325	$(3,041)

Non-admitted	29,290	30,407	(1,117)

Admitted ordinary deferred tax assets	$19,994	$21,918	$(1,924)

Capital:

Investments	$4,984	$4,345	$639

Net capital loss carry-forward	—	—	—

Subtotal	$4,984	$4,345	$639

Statutory valuation allowance adjustment	$—	$—	$—

Non-admitted	4,766	3,998	768

Admitted capital deferred tax assets	218	347	(129)

Admitted deferred tax assets	$20,212	$22,265	$(2,053)

Deferred Tax Liabilities:

Ordinary:

Reserve transition adjustment	$2,039	$2,718	$(679)

Investments	1,500	1,694	(194)

Other	155	92	63

Subtotal	$3,694	$4,504	$(810)

Capital:

Investments	$218	$347	$(129)

Deferred tax liabilities	$3,912	$4,851	$(939)

Net Admitted Deferred Tax Assets/Liabilities	$16,300	$17,414	$(1,114)

B-24	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2022, are as follows (in thousands):

Description	Tax Effect	Effective Tax Rate

Provision computed at statutory rate	$41,954	21.00%

Dividends received deduction	(1,618)	(0.81)%

Amortization of interest maintenance reserve	(1,316)	(0.66)%

Tax-exempt interest	(34)	(0.02)%

Liability for unauthorized reinsurance	1,105	0.55%

Prior year true-up	898	0.45%

Nonadmitted assets and other permanent differences	(451)	(0.23)%

Total statutory income taxes	$40,538	20.28%

Federal and foreign income tax expense—ordinary	$34,780	17.40%

Federal and foreign income tax expense—capital	4,476	2.24%

Change in net deferred income tax charge (benefit)	1,282	0.64%

Total statutory income taxes	$40,538	20.28%

At December 31, 2022, the Company had no net operating loss (“NOL”) carry forwards or capital loss carry forwards.

Income tax, ordinary and capital available for recoupment from its parent, TIAA, in the event of future net losses include (in thousands):

Year Incurred	Ordinary	Capital	Total

2020	$—	$3,610	$3,610

2021	—	4,494	4,494

2022	—	4,256	4,256

Total	$—	$12,360	$12,360

There were no deposits to suspend interest on potential underpayments reported as admitted assets under IRC Section 6603 as the Company maintains NOL carryforwards.

The Company files a consolidated federal income tax return with its Parent and its affiliates:

1) 730 Texas Forest Holdings, Inc.

2) AMC Holding, Inc.

3) Business Property Lending Inc.

4) CustomerOne Financial Network, Inc.

5) Elite Lender Services, Inc.

6) GreenWood Resources, Inc.

7) MyVest Corporation

8) ND Properties, Inc.

9) NIS/R&T, Inc.*

10) Nuveen Holdings, Inc.*

11) Nuveen Holdings 1, Inc.*

12) Nuveen Investments, Inc.*

13) Nuveen Investments Holdings, Inc.*

14) Nuveen Securities, LLC*

15) T-C Europe Holding, Inc.

16) T-C SP, Inc.

17) Teachers Insurance and Annuity Association of America

18) Terra Land Company

19) TIAA Board of Governors

20) TIAA-CREF Tuition Financing, Inc.

21) TIAA Commercial Finance, Inc.

22) TIAA FSB Holdings, Inc.

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-25

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

23) TIAA, FSB

24) Tygris Asset Finance, Inc.

25) Tygris Commercial Finance Group, Inc.

26) Westchester Group Farm Management, Inc.

27 Westchester Group Investment Management Holding Company, Inc.

28) Westchester Group Investment Management, Inc.

29) Westchester Group Real Estate, Inc.

All consolidating companies, excluding those denoted with an asterisk (*) above, participate in a tax sharing agreement under the following criteria. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies included in this agreement are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings 1, Inc (“Nuveen”) makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year.

The Company’s tax years 2018 through 2021 are open to examination by the Internal Revenue Service (“IRS’).

The Inflation Reduction Act (“Act”) was enacted during the reporting period on August 16, 2022. The Act included a new corporate alternative minimum tax (“CAMT”) which is a 15 percent tax on an applicable corporation’s “adjusted financial statement income” for the tax year, reduced by corporate alternative minimum foreign tax credits. The tax is effective for tax years beginning after 2022.

Under general statutory accounting principles, reporting entities filing statutory financial statements would normally have to consider the applicability of the CAMT, and if applicable, determine the impact on the statutory valuation allowance as well as assess DTAs for admissibility. Pursuant to guidance released by the Statutory Accounting Principles Working Group (“SAPWG”) within INT 22-02, though the Company expects to be an applicable corporation for CAMT in 2023 as a member of the TIAA & Subsidiaries consolidated tax return group, the Company has not included an estimate of the impact of the CAMT within the year end 2022 financial statements, because a reasonable estimate cannot be made at this time.

Note 11—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151 and Actuarial Guideline 33 for all other products.

Effective January 1, 2020 variable annuity reserving follows VM-21. During 2020, the Company elected the factor based alternative method under VM-21, which is an option allowed for variable annuity writers with no living benefits, in order to simplify the reserve methodology. Prior to 2020, the Company’s policy and contract reserves on these variable annuity products were calculated under a modeled based method in accordance with Actuarial Guideline 43 (“AG43”). This change in valuation basis was recorded as an opening surplus adjustment in the amount of $4,574 thousand in 2020. Effective December 31, 2020 reserves were also subject to the NYDFS floor prescribed under NYDFS Regulation 213, Principle-Based Reserving. The final reported reserve for variable annuities is the greater of those prescribed under VM-21 and Regulation 213. See note 2—Significant Accounting Policies for the amount of additional reserves held as a result of Regulation 213.

The Company also maintains excess reserves based on VM-21 and Regulation 213 at the level of $3,622 thousand and $1,305 thousand as of December 31, 2022 and 2021, respectively. On this basis, the Company determined that the Company’s reserves are sufficient to meet its obligations.

The Company performed asset adequacy analysis to test the adequacy of its reserves in light of the assets supporting such reserves. This analysis reflected the requirements of the NYDFS and the NYDFS Special Considerations Letter, which specifies certain requirements related to reserves and asset adequacy analysis. The Company determined that its reserves are sufficient to meet its obligations for the years ending December 31, 2022 and 2021. The reserve change in 2020 is due to the release of the additional reserves established in 2019 as no additional reserves were required as a result of year-end 2020 asset adequacy analysis. The year end 2020 asset adequacy analysis included favorable mortality experience, growth in the guaranteed funding agreement business, which has low guaranteed crediting rates, and continued expense reductions.

For the years ended December 31, 2022 and 2021, the Company did not have any Group Annuity reserves.

B-26	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Withdrawal characteristics of individual annuity reserves and deposit-type contracts at December 31 are as follows (in thousands):

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With Market Value Adjustment	$—	$14,751	$—	$14,751	0.3%

At fair value	—	—	3,253,612	3,253,612	74.3%

Total with market value adjustment or at fair value	$—	$14,751	$3,253,612	$3,268,363	74.6%

At book value without adjustment (minimal or no charge or adjustment)	979,990	—	—	979,990	22.4%

Not subject to discretionary withdrawal	130,371	—	—	130,371	3.0%

Total (direct + assumed)	$1,110,361	$14,751	$3,253,612	$4,378,724	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,110,361	$14,751	$3,253,612	$4,378,724

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With Market Value Adjustment	$—	$16,383	$—	$16,383	0.3%

At fair value	—	—	3,974,194	3,974,194	77.4%

Total with market value adjustment or at fair value	$—	$16,383	$3,974,194	$3,990,577	77.7%

At book value without adjustment (minimal or no charge or adjustment)	1,028,858	—	—	1,028,858	20.0%

Not subject to discretionary withdrawal	120,604	—	—	120,604	2.3%

Total (direct + assumed)	$1,149,462	$16,383	$3,974,194	$5,140,039	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,149,462	$16,383	$3,974,194	$5,140,039

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$49,942	$49,942	0.6%

At book value without adjustment (minimal or no charge or adjustment)	8,653,636	—	—	8,653,635	97.7%

Not subject to discretionary withdrawal	148,144	—	—	148,144	1.7%

Total (direct + assumed)	$8,801,780	$—	$49,942	$8,851,721	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$8,801,780	$—	$49,942	$8,851,721

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-27

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$64,737	$64,737	0.8%

At book value without adjustment (minimal or no charge or adjustment)	7,885,425	—	—	7,885,425	97.5%

Not subject to discretionary withdrawal	141,226	—	—	141,226	1.7%

Total (direct + assumed)	$8,026,651	$—	$64,737	$8,091,388	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$8,026,651	$—	$64,737	$8,091,388

The following tables provide the life actuarial reserves by withdrawal characteristics for the years ended December 31, (in thousands):

	2022
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$2,089,115	$2,089,192	$2,113,221

Variable Universal Life	363,677	361,818	373,157

Not subject to discretionary withdrawal or no cash values:

Term Policies without Cash Value	—	—	609,526

Disability—Active Lives	—	—	12,327

Disability—Disabled Lives	—	—	2,103

Miscellaneous Reserves	—	—	23,577

Total (direct + assumed)	$2,452,792	$2,451,010	$3,133,911

Reinsurance Ceded	—	—	449,366

Total (net)	$2,452,792	$2,451,010	$2,684,545

	2021
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$2,057,607	$2,057,706	$2,075,998

Variable Universal Life	363,663	360,616	371,250

Not subject to discretionary withdrawal or no cash values:

Term Policies without Cash Value	—	—	629,257

Disability—Active Lives	—	—	11,996

Disability—Disabled Lives	—	—	1,980

Miscellaneous Reserves	—	—	25,613

Total (direct + assumed)	$2,421,270	$2,418,322	$3,116,094

Reinsurance Ceded	—	—	471,573

Total (net)	$2,421,270	$2,418,322	$2,644,521

B-28	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

	2022
	Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Variable Universal Life	$637,230	$634,039	$634,039

Reinsurance Ceded	—	—	—

Total (net)	$637,230	$634,039	$634,039

	2021
	Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Variable Universal Life	$740,872	$736,758	$736,758

Reinsurance Ceded	—	—	—

Total (net)	$740,872	$736,758	$736,758

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table, 2001 CSO Table, or 2017 CSO Table and interest rates of 3% through 5%. Term conversion reserves are based on the Company’s term conversion mortality experience and interest at 4%.

Substandard extra reserves on Traditional Life contracts are calculated for policies issued with substandard ratings in accordance with higher mortality factors and premiums. The reserves are calculated on the basis of the higher mortality rates that correspond with the higher charged premiums.

Liabilities for incurred but not reported life insurance claims are based on historical experience and are set equal to a percentage of expected claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company has no policies where the surrender values were in excess of the legally computed reserves as of December 31, 2022 or 2021. The Company has $37,360,794 thousand and $40,992,196 thousand of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2022 and 2021, respectively. Premium deficiency reserves related to the above insurance total $6,517 thousand and $9,201 thousand at December 31, 2022 and 2021, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

Note 12 — reinsurance

Reinsurance transactions included in the statutory—basis statements of operations within “Insurance and annuity premiums and other considerations” are as follows for the years ended December 31 (in thousands):

	Years Ended December 31,
	2022	2021	2020

Direct premiums	$345,006	$525,018	$461,858

Ceded premiums	(86,708)	(89,705)	(92,444)

Net premiums	$258,298	$435,313	$369,414

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-29

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The major lines in the accompanying financial statements that were reduced (increased) by the effect of these reinsurance agreements include the following for the years ended December 31 (in thousands):

	2022	2021	2020

Reinsurance ceded:

Insurance and annuity premiums and other considerations	$86,708	$89,705	$92,444

Policy and contract benefits	60,233	62,808	65,063

Increase/(decrease) in policy and contract reserves	(19,195)	(9,129)	4,310

Reserves for life and health, annuities and deposit-type contracts	586,225	610,407	622,996

Note 13—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus (deficit) increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2022	2021	2020

Change in net unrealized capital gains (losses), net of taxes	$(825)	$1,137	$—

Change in reserve on account of change in valuation basis	—	1,568	(4,574)

Change in asset valuation reserve	(12,844)	(8,956)	(3,321)

Change in net deferred federal income tax	(1,282)	3,346	(48,432)

Change in non-admitted assets	3,684	(2,112)	49,926

Change in liability for reinsurance of unauthorized companies	5,260	(11,600)	4,217

Change in surplus of separate accounts	(1,011)	(719)	(1,089)

Dividends to stockholders	(83,900)	(81,600)	—

As of December 31, 2022 and 2021, the portion of unassigned surplus (deficit) represented by cumulative net unrealized gains and losses, gross of deferred taxes, was $793 thousand and $1,439 thousand, respectively.

The Company received no additional paid-in capital contributions for the years ended December 31, 2022, 2021 and 2020.

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the NYIL, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company paid an ordinary dividend to TIAA, its shareholder, in the amount of $83,900 thousand for the year ended December 31, 2022 and $81,600 thousand for the year ended December 31, 2021. The Company did not pay dividends to TIAA for the year ended December 31, 2020.

Note 14—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas, examinations, or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC and federal governmental authorities. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 15—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 9, 2023, the date the financial statements were available to be issued.

B-30	Statement of Additional Information ∎ TC Life Insurance Company Financials